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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
Carter's, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Carter's, Inc. The Proscenium 1170 Peachtree Street NE, Suite 900 Atlanta, Georgia 30309 Tele: 404-745-2700 Fax: 404-892-0968

April 8, 2005

Dear Stockholder:

        It is my pleasure to invite you to attend our 2005 Annual Meeting of Stockholders on May 12, 2005. The meeting will be held at the Atlanta History Center, 130 West Paces Ferry Road NW, Atlanta, Georgia 30305, beginning at 9:00 a.m., local time.

        The attached Notice of 2005 Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the meeting. Whether or not you plan to attend, your shares can be represented at the meeting by promptly submitting your voting instructions by phone, by Internet, or by completing, signing, dating, and returning your proxy card in the enclosed envelope.

        On behalf of the Board of Directors and the management of Carter's, Inc., thank you for your continued support.

Sincerely,

Frederick J. Rowan, II
Chairman of the Board of Directors
and Chief Executive Officer

NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholder:

        The 2005 Annual Meeting of Stockholders of Carter's, Inc. (the "Annual Meeting") will be held at the Atlanta History Center, 130 West Paces Ferry Road NW, Atlanta, Georgia 30305, on May 12, 2005, beginning at 9:00 a.m., local time, to address all business that may come before the meeting and to vote on the following matters:

  1)
  The election of two Class II Directors; and

  2)
  The approval of the Amended and Restated 2003 Equity Incentive Plan.

        Stockholders of record at the close of business on March 15, 2005 will be entitled to vote at the Annual Meeting. If you plan to attend the Annual Meeting and are a registered stockholder, please bring the invitation attached to your proxy card. If your shares are registered in the name of a bank or your broker, please bring your bank or brokerage statement showing your beneficial ownership with you to the Annual Meeting. Photo identification is required for admission.

        If you choose not to attend the Annual Meeting, please complete, sign, date, and return the proxy card in the envelope provided or submit your voting instructions by phone or through the Internet so that your shares will be represented at the meeting.

By order of the Board of Directors

Brendan M. Gibbons
Secretary of Carter's, Inc.
Atlanta, Georgia
April 8, 2005

TABLE OF CONTENTS

Page
PROXY STATEMENT	1
Questions and Answers About the Proxy Materials and the Annual Meeting	1
What is the purpose of the Annual Meeting?	1
Who is asking for my vote?	1
What information is contained in this proxy statement?	1
Who can attend the meeting?	1
What are the voting rights of the holders of the Company's common stock?	2
What is the record date for the 2005 Annual Meeting?	2
What is the difference between holding shares as a stockholder of record and as a beneficial owner?	2
What constitutes a quorum and what vote is required to approve each item?	3
How do I vote?	3
Can I vote by telephone or electronically?	3
Can I change my vote after I return my proxy card?	3
Who can help answer my questions?	4
May I vote confidentially?	4
Who will count the votes?	4
How does the Board recommend that I vote?	4
What happens if additional matters are presented at the meeting?	4
Where can I find the voting results of the meeting?	4
What is the deadline to propose actions for consideration at next year's Annual Meeting of Stockholders or to nominate individuals to serve as Directors?	4
How may I obtain information about the Company?	5
Corporate Governance and Board Matters	6
Director Independence	6
Director Independence Policy	6
Board Meetings	7
Board Committees	7
Compensation of Directors	9
Consideration of Director Nominees	10
Executive Sessions	10
Code of Ethics	11
Stockholder Communications	11
Proposal Number One—Election of Class II Directors	12
Securities Ownership of Directors and Executive Officers	14

Section 16(a) Beneficial Ownership Reporting Compliance	15
Executive Officer Compensation	16
Summary Compensation Table	16
Aggregated Option Exercises in the Last Fiscal Year and Fiscal Year-End Option Values	17
Option Grants in the Last Fiscal Year	17
Executive Officers' Biographical Information and Experience	18
Employment Arrangements	19
Board Compensation Committee Report on Executive Compensation	20
Compensation Philosophy	20
Annual Compensation	20
Annual Performance Bonuses	20
Long-Term Compensation	21
Compensation of Chief Executive Officer	21
Internal Revenue Code Section 162(m)	21
Compensation Committee Interlocks and Insider Participation	22
Stockholder Return Performance Summary	23
Proposal Number Two—Approval of the Amended and Restated 2003 Equity Incentive Plan	24
Summary of the Amended and Restated 2003 Equity Incentive Plan	24
Equity Compensation Plan Information	29
Certain Relationships and Related Transactions	30
Report of the Audit Committee	31
Independent Registered Public Accounting Firm	33
Audit and Non-Audit Fees	33
Other Matters	33
Appendix A: Carter's, Inc. Amended and Restated 2003 Equity Incentive Plan	A1-A10

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

        The Board of Directors of Carter's, Inc. ("Carter's" or the "Company") is soliciting proxies for the 2005 Annual Meeting of Stockholders (the "Annual Meeting"). You are receiving a proxy statement because you own shares of Carter's, Inc.'s common stock that entitle you to vote at the Annual Meeting. By use of a proxy, you can vote regardless of whether or not you attend the Annual Meeting. The proxy statement describes the matters on which the Board of Directors would like you to vote and provides information on those matters so that you can make an informed decision. We will mail the notice of Annual Meeting, proxy statement, and proxy card to stockholders of record as of March 15, 2005.

What is the purpose of the Annual Meeting?

        The purpose of the Annual Meeting is for stockholders of Carter's, Inc. to address all business that may come before the meeting and to vote on the following matters: (1) the election of two Class II Directors; and (2) the approval of the Amended and Restated 2003 Equity Incentive Plan.

Who is asking for my vote?

        This proxy statement is furnished in connection with the solicitation of proxies by the Company on behalf of the Board of Directors for the 2005 Annual Meeting of Stockholders. The costs of this proxy statement are borne by the Company.

What information is contained in this proxy statement?

        The proxy statement contains information about matters to be voted on and the voting process, summary compensation information about the Directors and most highly compensated executives of the Company, and certain other required information.

Who can attend the meeting?

        All stockholders of record at the close of business on March 15, 2005, or their duly appointed proxies, may attend the Annual Meeting. Each stockholder may be accompanied by one guest. If you plan to attend the meeting and are a registered stockholder, you must bring the admission invitation attached to your proxy card. Photo identification is required for admission. If your shares are registered in the name of a bank or your broker, please bring your bank or brokerage statement showing your beneficial ownership with you to the meeting or request an invitation by writing to Investor Relations at the following address:

      Eric Martin
      Vice President of Investor Relations
      Carter's, Inc.
      The Proscenium
      1170 Peachtree Street NE, Suite 900
      Atlanta, Georgia 30309
      Telephone: 404-745-2700

        Registration for the meeting will begin at 8:30 a.m. and seating will begin at 8:45 a.m. Cameras, recording devices, and other electronic devices will not be permitted at the meeting.

What are the voting rights of the holders of the Company's common stock?

        Each share of common stock is entitled to one vote on every matter submitted to stockholders at the meeting.

What is the record date for the 2005 Annual Meeting?

        Holders of record of the Company's common stock at the close of business on March 15, 2005 will be entitled to vote at the meeting. On that date, 28,506,652 shares of common stock were issued and outstanding.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

        If your shares are registered directly in your name with the Company's transfer agent, American Stock Transfer and Trust Company, you are considered the stockholder of record for these shares. As the stockholder of record, you have the right to grant your voting proxy directly to persons listed on your proxy card or vote in person at the meeting.

        If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held "in street name," and these proxy materials are being forwarded to you together with a voting instruction card. As a beneficial owner, you have the right to direct your broker, trustee, or nominee how to vote, and you are also invited to attend the Annual Meeting. Because you are a beneficial owner and not the stockholder of record, you may not vote your shares in person at the meeting unless you obtain a "legal proxy" from the broker, trustee, or nominee that holds your shares. Your broker, trustee, or nominee should have enclosed or provided directions for you to use to instruct the broker, trustee, or nominee to vote your shares.

        Brokers holding shares of record for a beneficial owner have discretionary authority to vote on some matters if they do not receive timely instructions from the beneficial owner regarding how the beneficial owner wants the shares voted. There are also some matters with respect to which brokers do not have discretionary authority to vote if they do not receive timely instructions from the beneficial owner. When a broker does not have discretion to vote on a particular matter and the customer has not given timely instructions on how the broker should vote, what is referred to as a "broker non-vote" results. Any broker non-vote would be counted as present at the meeting for purposes of determining a quorum, but would not be entitled to vote with respect to that matter. Therefore, a broker non-vote would not count as a vote for or against a particular matter and, accordingly, would not affect the outcome of the vote. Brokers will have discretionary authority to vote on Proposal Number One in the absence of timely instructions from the beneficial owners.

What constitutes a quorum and what vote is required to approve each item?

        A quorum is the minimum number of shares required to be present to hold the Annual Meeting. Pursuant to Company by-laws, the presence at the meeting, in person, by proxy, or by remote communication, of the holders of at least a majority of the shares entitled to be voted, will constitute a quorum. Broker non-votes will be counted as shares that are present at the meeting for purposes of determining a quorum. If a quorum should not be present, the meeting may be adjourned until a quorum is obtained.

Votes Required:

Proposal Number One

        If a quorum is present, the two nominees for election as Class II Directors who receive the greatest number of votes will be elected as Class II Directors. Votes may be cast in favor of or withheld with respect to either nominee. Votes that are withheld will be counted toward a quorum, but will be excluded entirely from the tabulation of votes for each nominee and, therefore, will not affect the outcome of the vote on this proposal.

Proposal Number Two

        If a quorum is present, the approval of the Amended and Restated 2003 Equity Incentive Plan requires the affirmative vote of the holders of a majority of the shares of common stock present or represented at the meeting and entitled to be voted on such proposal. Votes may be cast in favor of or withheld with respect to Proposal Number Two. Votes that are withheld will be counted toward a quorum, but will be excluded entirely from the tabulation of votes and, therefore, will not affect the outcome of the vote on this proposal.

How do I vote?

        You may submit your voting instructions by phone, by Internet, or by completing, signing, dating, and returning your proxy card in the enclosed envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted in accordance with the Board of Directors' recommendations.

Can I vote by telephone or electronically?

        If you are a registered stockholder, you may vote by telephone or electronically through the Internet by following the instructions included with your proxy card. If your shares are held by a broker, please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically.

Can I change my vote after I return my proxy card?

        Yes. Even after you have submitted your proxy card, you may change your vote at any time before your proxy votes your shares by submitting written notice of revocation to Brendan M. Gibbons, the Secretary of Carter's, Inc., or by submitting another proxy card bearing a later date. Alternatively, if you have voted by telephone or through the Internet, you may change your vote by calling the toll-free number again and following the instructions, or by accessing the Company's website and following the instructions. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy. If you hold your shares through a broker or other custodian and would like to change your voting instructions, please review the directions provided to you by that broker or custodian.

Who can help answer my questions?

        If you have any questions about the Annual Meeting or how to submit or revoke your proxy, you should contact:

      Eric Martin
      Vice President of Investor Relations
      Carter's, Inc.
      The Proscenium
      1170 Peachtree Street NE, Suite 900
      Atlanta, Georgia 30309
      Telephone: 404-745-2700

May I vote confidentially?

        Yes. Our policy is to keep your individual votes confidential except as appropriate to meet legal requirements, to allow for the tabulation of votes and certification of votes, and to facilitate proxy solicitation.

Who will count the votes?

        A representative of Automatic Data Processing, Inc. will count the votes and act as the inspector of election.

How does the Board recommend that I vote?

        Unless you give instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board recommends a vote:

    FOR election of the nominees for Class II Directors (see pages 12-13); and

    FOR approval of the Amended and Restated 2003 Equity Incentive Plan (see pages 24-28).

What happens if additional matters are presented at the meeting?

        As of the date of this proxy statement, the Board of Directors knows of no matters other than those set forth herein that will be presented for determination at the meeting. If, however, any other matters come before the meeting and call for a vote of stockholders, it is the Board of Directors' intention that proxies will be voted in accordance with the judgment of the proxy holders.

Where can I find the voting results of the meeting?

        We intend to announce preliminary voting results at the meeting and publish final results in the Company's quarterly report on Form 10-Q for the second quarter of fiscal 2005.

What is the deadline to propose actions for consideration at next year's Annual Meeting of Stockholders or to nominate individuals to serve as Directors?

        Any stockholder proposals to be considered for inclusion in next year's proxy statement must be submitted in writing to Brendan M. Gibbons, Secretary of Carter's, Inc., The Proscenium, 1170 Peachtree Street NE, Suite 900, Atlanta, Georgia 30309, prior to the close of business on December 9, 2005. Stockholders who wish to make a proposal to be considered at next year's Annual Meeting—other than one that will be considered for inclusion in next year's proxy statement—must notify the Company in the same manner specified above no earlier than January 12, 2006 and no later than February 11, 2006.

How may I obtain information about the Company?

        A copy of our 2004 annual report accompanies this proxy statement. Stockholders may also request a free copy of our annual report on Form 10-K as filed with the Securities and Exchange Commission by visiting our website at www.carters.com or by sending a request in writing to:

      Eric Martin
      Vice President of Investor Relations
      Carter's, Inc.
      The Proscenium
      1170 Peachtree Street NE, Suite 900
      Atlanta, Georgia 30309
      Telephone: 404-745-2700

CORPORATE GOVERNANCE AND BOARD MATTERS

        Carter's, Inc. is committed to maintaining the highest level of integrity in the governance of the Company and the conduct of its business. Our Corporate Governance Principles are an essential part of maintaining an independent and effective Board of Directors as well as our reputation for integrity in the marketplace. These Principles are available on our website at www.carters.com.

Director Independence

        The Board of Directors currently consists of eight Directors. Effective September 29, 2004, Carter's no longer qualifies for the "controlled company" exemption provided by the New York Stock Exchange's ("NYSE") standards. Accordingly, we must have a majority of independent Directors and entirely independent Compensation and Nominating and Corporate Governance Committees by September 28, 2005. Applying the independence guidelines described below, the Board has determined that Messrs. Fulton, Pulver, Welch, and Whiddon and Ms. Smith have no material relationship with Carter's, Inc. The current Board has a majority of independent members, and the Audit Committee is comprised of three independent Directors. The Compensation Committee and the Nominating and Corporate Governance Committee each have a majority of independent Directors and do not include any management Directors.

Director Independence Policy

        The Board evaluates each non-employee Director annually to determine whether the Director has any material relationship with the Company (either directly or as a partner, stockholder, or officer of an organization that has a relationship with the Company). The Board will consider all relevant information provided by each Director regarding the Director's business and other relationships with the Company and its affiliates. To assist in making these determinations, the Company has adopted the following guidelines:

        A director will not be considered independent if:

    •
    the director is, or within the last three years has been, employed by the Company; or an immediate family member of the director is, or within the last three years has been, employed as an executive officer of the Company;

    •
    the director or, an immediate family member of the director has received, during any twelve-month period within the last three years, direct compensation from the Company exceeding $100,000 per year, other than director or committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

    •
    the director, or an immediate family member of the director is a current partner of a firm that is the Company's internal or external auditor; (a) the director is a current employee of such a firm; (b) the director has an immediate family member who is a current employee of such a firm and who participates in the firm's audit, assurance, or tax compliance (but not tax planning) practice; or (c) the director, or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the listed company's audit within that time;

    •
    the director, or an immediate family member is, or within the last three years has been, employed by a company that has a director who is an officer of the Company;

    •
    the director, or an immediate family member of the director is, or within the last three years has been, employed as an executive officer of another company where any of the Company's present executives serve on that company's compensation committee;

    •
    the director is a current employee, or has an immediate family member who is an executive officer, of another company that has made payments to, or receives payments from; the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1.0 million, or 2% of such other company's consolidated gross revenues;

    •
    the Company made contributions in excess of $50,000 to a not-for-profit entity where such director serves as an officer, director, or trustee, or as a member of that entity's fund raising organization or committee; and

    •
    the director is, or within the last three years has been, an executive officer of another company that is indebted to the Company, or to which the Company is indebted, and the total amount of either company's indebtedness to the other exceeds 1% of the total consolidated assets of the Company where the director serves as an executive officer.

Board Meetings

        Our Corporate Governance Principles require that we have at least four regularly scheduled Board meetings each year, and each Director is expected to attend each meeting. The Board met four times during fiscal year 2004. During that time, each Director participated in all of the Board meetings held during the period in which he or she was a Director.

Board Committees

        Our Board has an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The Board may also establish other Committees to assist in the discharge of its responsibilities. The current members of these Committees and Committee functions, as well as the number of meetings held during the last fiscal year are described below.

Name of Director	Audit Committee		Compensation Committee		Nominating and Corporate Governance Committee
Non-Employee Directors:
Bradley M. Bloom			x
Ross M. Jones					x	*
Paul Fulton	x		x	*
David Pulver	x	*
Elizabeth A. Smith			x
John R. Welch					x
Thomas Whiddon	x				x
Employee Directors:
Frederick J. Rowan, II
Number of Meetings in Fiscal 2004	20		5		4

x—indicates that the Director serves on the particular Committee.

*—indicates that the Director is the chairman of the particular Committee.

  Audit Committee

          The primary responsibilities of the Audit Committee include:

      (i)
      oversight of the quality and integrity of the consolidated financial statements, including the accounting, auditing, and reporting practices of the Company;

      (ii)
      appointment of the Independent Registered Public Accounting Firm and oversight of their performance, including their qualifications and independence;

      (iii)
      oversight of the Company's compliance with legal and regulatory requirements; and

      (iv)
      oversight of the performance of the Company's internal audit function.

          The Board has adopted a written charter for the Audit Committee. The charter is available on our website at www.carters.com. The Board has determined that each member of the Audit Committee meets all applicable independence and financial literacy requirements as defined by NYSE standards as currently in effect. The Board has also determined that David Pulver, Paul Fulton, and Thomas Whiddon are "audit committee financial experts" as they have accounting and related financial management expertise and experience within the meaning of regulations adopted by the Securities and Exchange Commission.

          The Report of the Audit Committee is included herein beginning on page 31.

  Compensation Committee

          The primary responsibilities of the Compensation Committee include:

      (i)
      establishing the Company's philosophy, policies, and strategy relative to executive compensation, including the mix of base salary, and short-term and long-term incentive compensation within the context of stated guidelines for compensation relative to peer companies;

      (ii)
      evaluating the performance of the Chief Executive Officer and other executive officers relative to approved performance goals and objectives;

      (iii)
      setting the compensation of the Chief Executive Officer and other executive officers based upon the evaluation of performance;

      (iv)
      assisting the Board in developing and evaluating candidates for key executive positions and ensuring a succession plan is in place for the Chief Executive Officer and other executive officers;

      (v)
      evaluating compensation plans, policies, and programs with respect to the Chief Executive Officer, other executive officers, and independent Directors;

      (vi)
      monitoring and evaluating benefit programs for the Company's Chief Executive Officer and other executive officers; and

      (vii)
      producing an annual report on executive compensation for inclusion in the Company's proxy statement, as applicable.

          The Board has adopted a written charter for the Compensation Committee. A copy of the charter is available on our website at www.carters.com.

          The Report of the Compensation Committee is included herein beginning on page 20.

  Nominating and Corporate Governance Committee

          The primary responsibilities of the Nominating and Corporate Governance Committee include:

      (i)
      identifying and recommending candidates qualified to become Board members;

      (ii)
      recommending Directors for appointment to Board Committees;

      (iii)
      developing and recommending to the Board a set of corporate governance principles and monitoring the Company's compliance with and effectiveness of such principles; and

      (iv)
      evaluating Board and related Committee performance and independence.

          The Board has adopted a written charter for the Nominating and Corporate Governance Committee. A copy of the charter is available on our website at www.carters.com.

Compensation of Directors

        We have established annual compensation arrangements with our Board of Directors under which each Director receives an annual retainer and meeting fees. In fiscal 2004, each Director received approximately $10,000 annually for serving as a Director and $5,000 for attendance at each Board meeting. In fiscal 2004 pursuant to these arrangements, Messrs. Bloom, Jones, Pulver, Fulton, Welch, and Whiddon each received $30,000. Ms. Smith was elected to the Board of Directors on November 4, 2004 and received $5,000 pursuant to these arrangements. In fiscal 2005, each Director will receive $20,000 annually for serving as a Director and $2,500 for attendance at each Board meeting.

        We have also established arrangements to compensate Audit Committee members for their participation in Audit Committee meetings. Pursuant to these arrangements, in fiscal 2004 each of these Directors received $1,000 for each Audit Committee meeting convened in conjunction with a Board meeting, $2,500 for each Audit Committee meeting convened separately from a Board meeting, and $1,000 for each telephonic Audit Committee meeting. In addition, the Audit Committee Chairman receives $10,000 annually. Pursuant to these arrangements, in fiscal 2004, Mr. Pulver received $37,500, Mr. Fulton received $27,500, and Mr. Whiddon received $27,500. In fiscal 2004, Mr. Welch received $7,500 for attendance at certain Audit Committee meetings. In fiscal 2005, each of these Directors will receive approximately $1,000 for attendance at each Audit Committee meeting.

        We have also established arrangements to compensate Compensation Committee members for their participation in Compensation Committee meetings. Pursuant to these arrangements, in fiscal 2004 each of these Directors received $1,000 for each Compensation Committee meeting convened in conjunction with a Board meeting, $2,500 for each Compensation Committee meeting convened separately from a Board meeting, and $1,000 for each telephonic Compensation Committee meeting. Pursuant to these arrangements, in fiscal 2004, Mr. Fulton received $12,500, Ms. Smith received $2,500, Mr. Bloom received $10,000, and Mr. Jones received $12,500 prior to him stepping down from the Compensation Committee in order to comply with NYSE standards. In fiscal 2005, the chairman of the Compensation Committee will receive an annual retainer of $5,000, and each of these Directors will receive approximately $1,000 for attendance at each Compensation Committee meeting.

        We have also established arrangements to compensate Nominating and Corporate Governance Committee members for their participation in Nominating and Corporate Governance Committee meetings. Pursuant to these arrangements, in fiscal 2004 each of these Directors received $1,000 for each Nominating and Corporate Governance Committee meeting convened in conjunction with a Board meeting, $2,500 for each Nominating and Corporate Governance Committee meeting convened separately from a Board meeting, and $1,000 for each telephonic Nominating and Corporate Governance Committee meeting. Pursuant to these arrangements, in fiscal 2004, Mr. Jones received

$8,500, Mr. Welch received $8,500, Mr. Whiddon received $2,500, and Mr. Bloom received $8,500 prior to him stepping down from the Nominating and Corporate Governance Committee in order to comply with NYSE standards. In fiscal 2005, the chairman of the Nominating and Corporate Governance Committee will receive an annual retainer of $5,000, and each of these Directors will receive approximately $1,000 for attendance at each Nominating and Corporate Governance Committee meeting.

        We also compensate our Directors through the issuance of restricted stock. New Directors will receive an initial restricted stock grant of $100,000 with a three-year cliff vesting provision. In accordance with these arrangements, Elizabeth A. Smith was granted 3,035 shares of restricted stock on November 4, 2004. In fiscal 2005, Directors will receive an annual grant of $60,000 of restricted stock with a one-year vesting provision.

        We reimburse Directors for travel expenses incurred in connection with attending Board, Committee, and Stockholder meetings and for other expenses incurred in the conduct of the Company's business. We pay no additional remuneration to Mr. Rowan for serving as a Director. There are no family relationships among any of the Directors or executive officers.

Consideration of Director Nominees

        The Nominating and Corporate Governance Committee regularly assesses the appropriate size of the Board. In the event that vacancies occur or are anticipated, the Committee will identify prospective nominees that come to its attention through current Board members, professional search firms, or stockholders with more than 1% of our common stock. The Board believes that it is appropriate to limit the group of stockholders who can propose nominees due to time constraints on the Nominating and Corporate Governance Committee. The Committee will consider persons recommended by stockholders with more than 1% of our common stock for inclusion as nominees for election to the Board if the names of such persons are submitted to the Secretary of Carter's, Inc. in writing in a timely manner and include the nominee's name, address, and qualifications for Board membership. Stockholder recommendations should be addressed to:

      Brendan M. Gibbons
      Secretary of Carter's, Inc.
      The Proscenium
      1170 Peachtree Street NE, Suite 900
      Atlanta, Georgia 30309

        When evaluating a potential candidate for membership on the Board, the Committee considers the skills and characteristics that the Board requires of new Directors at the time the evaluation is made. This assessment includes an analysis of each candidate's judgment, experience, and an assessment of the perceived needs of the Board and its Committees at that point in time. In connection with this evaluation, the Committee will determine whether to interview prospective nominees, and if warranted, one or more members of the Committee, and others as appropriate, will interview prospective nominees in person or by telephone. Once this evaluation is completed, if warranted, the Committee recommends candidates to the Board for nomination, and the Board selects the nominees after considering the recommendation of the Committee.

Executive Sessions

        Executive sessions of non-management Directors are held at least four times a year. Any non-management Director can request that an additional executive session be scheduled. The Chairman of the Nominating and Corporate Governance Committee is the presiding Director at the executive sessions of non-management Directors.

Code of Ethics

        The Company has a Code of Ethics and Professional Conduct, which is applicable to all of the Company's Directors and the Company's Employees, including the Company's executive officers. The Carter's Code of Business Ethics and Professional Conduct is available on the Company's website at www.carters.com.

Stockholder Communications

        A stockholder may submit a communication to the Board in writing. The submission must be delivered to the following address:

      Board of Directors
      c/o Brendan M. Gibbons
      Secretary of Carter's, Inc.
      The Proscenium
      1170 Peachtree Street NE, Suite 900
      Atlanta, Georgia 30309

        The Board may require the submitting stockholder to furnish such information as it may reasonably require or deem necessary to sufficiently review and consider the submission of such stockholder.

        Each submission will be forwarded, without editing or alteration, by the Secretary of Carter's, Inc. to the Board on or prior to the next scheduled meeting of the Board. The Board will determine, in their sole discretion, the method by which such submission will be reviewed and considered.

PROPOSAL NUMBER ONE
ELECTION OF CLASS II DIRECTORS

        The Board proposes that two Class II Directors be re-elected to the Board. The Company's Board is divided into three classes with each Director serving a three-year term or until his or her earlier resignation, death, or removal. The Company's current Class I and Class III Directors and the two nominees for election as Class II Directors are listed below. Each nominee currently serves as a Class II Director.

Class II Nominees—Terms to Expire in 2008

Name	Age	Current Position
Frederick J. Rowan, II	65	Chairman of the Board of Directors and Chief Executive Officer
Bradley M. Bloom	52	Director

        The individuals who currently serve as Class I and Class III Directors are:

Class I Directors—Terms Expiring in 2007

Name	Age	Current Position
Ross M. Jones	39	Director
David Pulver	63	Director
Elizabeth A. Smith	41	Director

Class III Directors—Terms Expiring in 2006

Name	Age	Current Position
Paul Fulton	70	Director
John R. Welch	73	Director
Thomas Whiddon	52	Director

        Set forth below is a description of the background of each of the Directors of the Company.

        Frederick J. Rowan, II joined us in 1992 as President and Chief Executive Officer and became Chairman of our Board of Directors in October 1996. Prior to joining us, Mr. Rowan was Group Vice President of VF Corporation, a multi-division apparel company and, among other positions, served as President and Chief Executive Officer of both The HD Lee Company Inc. and Bassett-Walker, Inc., divisions of VF Corporation. Mr. Rowan, who has been involved in the textile and apparel industries for 40 years, has been in senior executive positions for nearly 28 of those years. Mr. Rowan began his career at the DuPont Corporation and later joined Aileen, Inc., a manufacturer of women's apparel, where he subsequently became President and Chief Operating Officer. On June 1, 2004, the Company named Joseph Pacifico, formerly Carter's President of Marketing, as President of Carter's, Inc. Mr. Rowan continues to serve as our Chairman of the Board of Directors and Chief Executive Officer.

        Bradley M. Bloom became a Director in August 2001. Mr. Bloom is a Managing Director of Berkshire Partners LLC, which he co-founded in 1986. He has been a Director of several of Berkshire Partners' consumer and retailing companies including STB Beauty, Inc., Acosta, Inc., Gordon Brothers Group, Sterling, Inc., America's Best Contacts and Eyeglasses, L.P., and Miami Cruiseline Services Holdings I.B.V.

        Paul Fulton became a Director in May 2002. Mr. Fulton retired as President of Sara Lee Corp. in 1993, after spending 34 years with the company. He is currently non-Executive Chairman of the Board of Bassett Furniture Industries, Incorporated, where he has been a board member since August 1993. Mr. Fulton is also a current board member of Bank of America Corporation, has been a board member since October 1989 of Sonoco Products Company, Inc., and has been on the board of Lowe's Companies, Inc. since December 1996.

        Ross M. Jones became a Director in August 2001. Mr. Jones is a Managing Director of Berkshire Partners LLC, which he joined in 1993. He has been a Director of several of Berkshire Partners' consumer, retailing, manufacturing, and business services companies including STB Beauty, Inc., AVW-TelAv Inc., Sterling Collision Centers, Inc., and Thomas Built Buses, Inc.

        David Pulver became a Director in January 2002. Mr. Pulver has been a private investor for approximately 22 years, is the President of Cornerstone Capital, Inc., and has been a board member of Hearst-Argyle Television, Inc., since August of 1997. Mr. Pulver was a founder of The Children's Place, Inc., and served as its Chairman and Co-Chief Executive Officer until 1982.

        Elizabeth A. Smith became a Director in November 2004. Effective January 1, 2005, Ms. Smith became Executive Vice President and Brand President of Avon Products, Inc. Ms. Smith was formerly the Group Vice President for Kraft Foods North America and President of Beverage and Grocery Sectors. From 1990 to 2004, she held various management positions at Kraft Foods, Inc. including President, Beverages, Desserts and Cereals where she had responsibility for managing many well known brands.

        John R. Welch became a Director in February 2003. Mr. Welch retired as President of Mast Industries (Far East) Ltd. in April 2002 after spending the previous 18 years with the company. Mr. Welch also served as Executive Vice President of Operations at Warnaco Knitwear, a division of Warnaco, Inc. from August 1978 to December 1983. Mr. Welch is currently a board member of Brandot International Ltd.

        Thomas Whiddon became a Director in August 2003. Mr. Whiddon retired as Executive Vice President—Logistics and Technology of Lowe's Companies, Inc. in March 2003, a position he held since 2000 after serving as the company's Chief Financial Officer from 1996 to 2000. Mr. Whiddon has over 30 years of accounting and financial experience. Mr. Whiddon is currently a board member of STB Beauty, Inc., Sonoco Products Company, Inc., and of Dollar Tree Stores, Inc.

Our Board recommends a vote FOR the election of the two nominees, Frederick J. Rowan, II and Bradley M. Bloom, as Class II Directors.

Vote Required

        If a quorum is present, the two nominees for election as Class II Directors who receive the greatest number of votes will be elected as Class II Directors. Votes may be cast in favor of or withheld with respect to each nominee. Votes that are withheld will be counted toward a quorum, but will be excluded entirely from the tabulation of votes for each nominee and, therefore, will not affect the outcome of the vote on such proposal.

SECURITIES OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

        The following table sets forth the number of shares of the Company's common stock owned by each of the following parties as of March 15, 2005, or as of such other date as indicated: (a) each person known by the Company to own beneficially more than five percent of the outstanding common stock; (b) the Chief Executive Officer of the Company; (c) each of the other four most highly compensated executive officers of the Company (determined for the fiscal year ended January 1, 2005); (d) each Director of the Company; and (e) all Directors and officers as a group.

	Beneficial Ownership
Name of Beneficial Owner
	Shares	Percent
Berkshire Fund V, Limited Partnership (1)	7,257,506	25.5%
Frederick J. Rowan, II (2)	1,240,392	4.2%
Joseph Pacifico (3)	354,850	1.2%
Charles E. Whetzel, Jr. (3)	366,066	1.3%
David A. Brown (3)	352,698	1.2%
Michael D. Casey (3)	220,062	*
Bradley M. Bloom (4)	53,929	*
Ross M. Jones (4)	3,449	*
David Pulver (5)	113,027	*
Paul Fulton (6)	94,435	*
John R. Welch (7)	13,321	*
Thomas Whiddon (8)	37,455	*
Elizabeth A. Smith (9)	3,035	*
All Directors and executive officers as a group (10)	2,852,719	9.5%

*
Indicates less than 1% of our common stock.

(1)
Includes 4,616,839 shares of common stock held by Berkshire Fund V, Limited Partnership, 2,178,983 shares of common stock held by Berkshire Fund V Coinvestment Fund, Limited Partnership, and 461,684 shares of common stock held by Berkshire Investors LLC. Fifth Berkshire Associates LLC is the general partner of each of Berkshire Fund V, Limited Partnership and Berkshire Fund V Coinvestment Fund, Limited Partnership, and has voting and investment power for each partnership. Fifth Berkshire Associates LLC, Berkshire Investors LLC, and Berkshire Partners LLC have the same managing members including Messrs. Bloom and Jones. The address of each of these entities is c/o Berkshire Partners LLC, One Boston Place, Suite 3300, Boston, Massachusetts 02108.

(2)
Includes 1,181,499 shares subject to exercisable stock options, including stock options that will become exercisable during the 60 days after March 15, 2005.

(3)
Includes 116,906 shares subject to exercisable stock options, including stock options that will become exercisable during the 60 days after March 15, 2005.

(4)
Messrs. Bloom and Jones are Managing Directors of Berkshire Partners LLC. By virtue of their positions as managing directors of each of Berkshire Investors LLC and Fifth Berkshire Associates LLC, the general partner of Berkshire Fund V, Limited Partnership and Berkshire Fund V Coinvestment Fund, Limited Partnership, Messrs. Bloom and Jones may be deemed to have beneficial ownership of 7,257,506 shares of common stock beneficially owned by these entities, which represent 25.5% of our outstanding common stock. However, neither Mr. Bloom nor Mr. Jones, acting alone, has voting or investment power with respect to the shares beneficially owned by these entities.

(5)
Mr. Pulver is the sole stockholder of Cornerstone Capital, Inc., which is the record holder of 108,227 of the shares set forth next to Mr. Pulver's name above. The address for Cornerstone Capital, Inc., is 2711 Rhone Drive, Palm Beach Gardens, Florida 33410. The total shown next to Mr. Pulver's name includes 4,800 shares subject to exercisable stock options, including stock options that will become exercisable during the 60 days following March 15, 2005.

(6)
Mr. Fulton's address is c/o Bassett Furniture Industries, Inc., 380 Knollwood St., Suite 610, Winston-Salem, North Carolina 27103. The total shown next to Mr. Fulton's name includes 3,200 shares subject to exercisable stock options, including stock options that will become exercisable during the 60 days following March 15, 2005.

(7)
Mr. Welch's address is 32 Quason Lane, Harwichport, Massachusetts 02646. The total shown next to Mr. Welch's name includes 3,200 shares subject to exercisable stock options, including stock options that will become exercisable during the 60 days following March 15, 2005.

(8)
Mr. Whiddon's address is 8 Winston Drive, Belleair, Florida 33756. The total shown next to Mr. Whiddon's name includes 1,600 shares subject to exercisable stock options, including stock options that will become exercisable during the 60 days following March 15, 2005.

(9)
Ms. Smith's address is 173 Riverside Drive, Apt. 12D New York, New York 10024. Upon joining the Board of Directors, Ms. Smith was granted 3,035 shares of restricted stock.

(10)
Includes 1,661,923 shares subject to exercisable stock options, including stock options that will become exercisable during the 60 days following March 15, 2005.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's executive officers and Directors, and persons who beneficially own more than ten percent (10%) of the Company's common stock, file initial reports of ownership and changes in ownership with the Securities and Exchange Commission and the NYSE. Based on a review of the copies of such forms furnished to the Company, the Company believes that all forms were filed in a timely manner during fiscal 2004, except a Form 3 and Form 4 were not filed when Ms. Smith joined the Board and was granted 3,035 shares of restricted common stock. A reconciling Form 5 was subsequently filed on a timely basis.

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

        The following table sets forth all compensation earned in fiscal years 2004, 2003, and 2002 by the Chief Executive Officer and each of the other four most highly compensated executive officers (whom we refer to collectively as the "named executive officers").

		Annual Compensation			Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary	Bonus(a)	Other Annual Compensation(b)	Securities Underlying Options(c)	All Other Compensation(d)
Frederick J. Rowan, II Chairman of the Board of Directors and Chief Executive Officer	2004 2003 2002	$800,000 717,000 683,000	$2,100,000 2,554,368 5,853,800	$414,349 600,798 656,671	— — —	$182,708 178,804 102,901
Joseph Pacifico President	2004 2003 2002	$509,300 463,000 441,000	$891,275 419,167 358,300	$380,826 288,166 272,325	100,000 — —	— — —
Charles E. Whetzel, Jr. Executive Vice President—Global Sourcing	2004 2003 2002	$343,000 330,000 314,000	$450,188 311,104 255,100	$166,657 172,931 164,951	— — —	— — —
David A. Brown Executive Vice President—Operations	2004 2003 2002	$343,000 330,000 314,000	$450,188 311,104 255,100	$139,286 134,286 123,001	— — —	— — —
Michael D. Casey Executive Vice President and Chief Financial Officer	2004 2003 2002	$343,000 329,000 299,000	$450,188 310,292 242,900	$126,717 128,878 143,831	100,000 — —	— — —

(a)
Bonus amounts in fiscal 2003 for each of the named executive officers include their portions of the Company's payment to holders of vested, but unexercised stock options. In fiscal 2002, Mr. Rowan's bonus included a special bonus of $5.0 million paid pursuant to his amended and restated employment agreement.

(b)
Other annual compensation includes supplemental retirement plan benefits and associated tax gross-up payments for each named executive officer other than Mr. Rowan, automobile allowances, and medical cost reimbursement. For Mr. Rowan, other annual compensation includes tax gross-up payments for the increase in investment value of the trust established to fund his supplemental retirement plan.

(c)
Represents number of shares awarded under our 2003 Equity Incentive Plan.

(d)
All other compensation for Mr. Rowan includes an annual premium paid by the Company for life insurance policies for his benefit and, in fiscal 2004 and 2003, the associated tax gross-up for such expenses.

Aggregated Option Exercises in the Last Fiscal Year and Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options at Fiscal Year End (#)
					Value of Unexercised In-The-Money Options at Fiscal Year End ($) (2)
Name	Number of Shares Acquired on Exercise (#)	Value Realized ($)(1)
			Exercisable	Unexercisable	Exercisable (3)	Unexercisable (4)
Frederick J. Rowan, II	186,220	$4,275,852	1,181,499	239,934	$36,596,386	$6,588,588
Joseph Pacifico	—	—	116,906	177,938	$3,210,239	$2,541,177
Charles E. Whetzel, Jr.	—	—	116,906	77,938	$3,210,239	$2,140,177
David A. Brown	—	—	116,906	77,938	$3,210,239	$2,140,177
Michael D. Casey	—	—	116,906	177,938	$3,210,239	$2,541,177

(1)
The difference between the grant price of the stock options on the date of grant and exercise price paid, based on the closing price of Carter's, Inc.'s common stock in connection with the secondary offering completed on September 29, 2004.

(2)
Assumes a per share price of $33.62, which is the average of the high and low stock price of our common stock on January 1, 2005 as reported by the New York Stock Exchange.

(3)
Based on grant prices ranging from $1.50 to $6.16.

(4)
Based on grant prices ranging from $6.16 to $29.61.

Option Grants in the Last Fiscal Year

Individual Grants
Name	Number of Securities Underlying Options Granted (1)	% of Total Options Granted to Employees in 2004	Exercise Price (per share)	Expiration Date	Grant Date Present Value (2)
Joseph Pacifico	100,000	25.2%	$29.61	3/22/2014	$1,312,000
Michael D. Casey	100,000	25.2%	$29.61	3/22/2014	$1,312,000

(1)
These stock options were granted on March 22, 2004. All stock options have exercise prices equal to the closing market price on the date of grant. They become exercisable ratably over the next five years from the date of grant and will expire in ten years.

(2)
The Grant Date Present Values were derived using the Black-Scholes Option Pricing Model in accordance with the rules and regulations of the Securities and Exchange Commission and are not intended to forecast appreciation of Carter's, Inc.'s stock price. The stock options have a grant date present value of $13.12. The Black-Scholes Model was used with the following assumptions: term—7.0 years; stock price volatility—36.68%; dividend yield—0.0%; and risk-free rate—3.22%.

Executive Officers' Biographical Information and Experience

        The following table sets forth the name, age, and position of each of our executive officers as of the date of this proxy statement.

Name	Age	Position
Frederick J. Rowan, II	65	Chairman of the Board of Directors and Chief Executive Officer
Joseph Pacifico	55	President
Charles E. Whetzel, Jr.	54	Executive Vice President—Global Sourcing
David A. Brown	47	Executive Vice President—Operations
Michael D. Casey	44	Executive Vice President and Chief Financial Officer

        Frederick J. Rowan, II joined us in 1992 as President and Chief Executive Officer and became Chairman of our Board of Directors in October 1996. Prior to joining us, Mr. Rowan was Group Vice President of VF Corporation, a multi-division apparel company and, among other positions, served as President and Chief Executive Officer of both The HD Lee Company Inc. and Bassett-Walker, Inc., divisions of VF Corporation. Mr. Rowan, who has been involved in the textile and apparel industries for 40 years, has been in senior executive positions for nearly 28 of those years. Mr. Rowan began his career at the DuPont Corporation and later joined Aileen, Inc., a manufacturer of women's apparel, where he subsequently became President and Chief Operating Officer. On June 1, 2004, the Company named Joseph Pacifico, formerly Carter's President of Marketing, as President of Carter's, Inc. Mr. Rowan continues to serve as our Chairman of the Board of Directors and Chief Executive Officer.

        Joseph Pacifico joined us in 1992 as Executive Vice President-Sales and Marketing and was named President-Marketing in 1997. Mr. Pacifico began his career with VF Corporation in 1981 as a sales representative for The HD Lee Company Inc. and was promoted to the position of Vice President of Marketing in 1989, a position he held until 1992. On June 1, 2004, Mr. Pacifico was named President of Carter's, Inc.

        Charles E. Whetzel, Jr. joined us in 1992 as Executive Vice President-Operations and was named Executive Vice President-Manufacturing in 1997. In 2000, Mr. Whetzel's title became Executive Vice President-Global Sourcing consistent with our focus on global sourcing capabilities. Mr. Whetzel began his career at Aileen, Inc. in 1971 in the Quality function and was later promoted to Vice President of Apparel. Following Aileen, Inc., Mr. Whetzel held positions of increased responsibility with Health-Tex, Inc., Mast Industries, Inc., and Wellmade Industries Inc. In 1988, Mr. Whetzel joined Bassett-Walker, Inc. and was later promoted to Vice President of Manufacturing for The HD Lee Company Inc.

        David A. Brown joined us in 1992 as Senior Vice President-Business Planning and Administration. In 1997, Mr. Brown was named Executive Vice President-Operations. Prior to 1992, Mr. Brown held various positions at VF Corporation including Vice President-Human Resources for both The HD Lee Company Inc. and Bassett-Walker, Inc. Mr. Brown also held personnel focused positions with Blue Bell, Inc. and Milliken & Company earlier in his career.

        Michael D. Casey joined us in 1993 as Vice President-Finance and was named Senior Vice President-Finance in 1997. In 1998, Mr. Casey was named Senior Vice President and Chief Financial Officer. In March 2003, Mr. Casey was named Executive Vice President and Chief Financial Officer. Prior to joining us, Mr. Casey was a Senior Manager with Price Waterhouse LLP, predecessor to PricewaterhouseCoopers LLP.

Employment Arrangements

        Frederick J. Rowan, II, Chairman of the Board of Directors and Chief Executive Officer, entered into a new employment agreement with us in December 2002. Mr. Rowan's employment agreement is for a five-year term, subject to termination upon notice. Pursuant to this agreement, Mr. Rowan received a $5.0 million special bonus and is entitled to receive:

  •
  a base salary of $800,000 for fiscal 2004, subject to annual cost of living adjustments and any increases approved by the Board;

  •
  annual cash bonuses under a bonus plan administered by the Compensation Committee based upon our achievement of targeted performance levels as defined in the incentive compensation plan; and

  •
  specified fringe benefits, including health and disability insurance, life insurance or funds sufficient to provide life insurance of 250% of Mr. Rowan's base salary, and an automobile allowance. The employment agreement leaves in place the separate supplemental retirement arrangement described below.

        If we terminate Mr. Rowan's employment without cause, as defined, he will continue to receive his then-current salary and we will maintain fringe benefits on his behalf for three years following his termination. Mr. Rowan will also receive specified bonuses. Mr. Rowan has agreed not to compete with us for the two-year period following the end of his employment with us, unless he is terminated without cause, in which case the duration of such period is one year.

        Under separate agreements, we have agreed to provide Mr. Rowan with a supplemental executive retirement benefit according to a formula based on his final average annual salary during the highest 36 consecutive months of his last 60 months of employment, offset by both certain other retirement benefits and Social Security benefits to which he is entitled. This benefit, before offsets, is subject to an overall maximum amount. The maximum amount equals the after tax benefit that would be realized by Mr. Rowan if he were to receive a fully taxable benefit of $385,000 payable under a 50% joint and survivor form of annuity. The plan's normal retirement date is the first day of the month following the month in which Mr. Rowan attains age 65. Assets supporting the obligations of this agreement are held in a dedicated irrevocable trust and are not our assets. The assets are comprised of insurance policies that have a cash value. To the extent the assets of the trust became insufficient to meet our obligations to Mr. Rowan, we would be required to fund any shortfall. Mr. Rowan is also entitled to additional payments each year to defray the tax cost to him of the funded trust and of the additional payments.

        Joseph Pacifico, Charles E. Whetzel, Jr., David A. Brown, and Michael D. Casey each entered into a revised employment agreement with us in August 2001. The employment agreement of each of these executives was for an initial two-year term, which automatically extends annually for successive one-year terms, subject to termination upon notice. Pursuant to such agreements, Messrs. Pacifico, Whetzel, Brown, and Casey are entitled to receive:

  •
  a base salary, $509,300, $343,000, $343,000, and $343,000 for fiscal 2004, subject to annual cost of living adjustments and any increases approved by the Board;

  •
  annual cash bonuses under a bonus plan administered by the Compensation Committee based upon our achievement of targeted performance levels as defined in the incentive compensation plan; and

  •
  specified fringe benefits, including an automobile allowance.

        If we terminate any of these executives' employment without cause, as defined, he will continue to receive his then-current salary and specified bonuses for two years following termination, and we will maintain fringe benefits on his behalf until the earlier of the end of the two-year period following termination or his 65th birthday. Each of these executives has agreed not to compete with us for a one-year period following the end of his employment with us, unless we terminate him without cause as defined, in which case the duration of such period is six months.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The following Report of the Compensation Committee and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Act of 1934, except to the extent the Company specifically incorporates this Report or the performance graphs by reference therein.

        The Compensation Committee of the Board is responsible for administering the Company's executive compensation programs and establishing the salaries and other compensation of the Company's executive officers. The Compensation Committee consists of only non-employee Directors, who are appointed by the Board. The Compensation Committee Charter, approved by the Board, clearly articulates the duties and responsibilities of the Compensation Committee.

Compensation Philosophy

        The Company is committed to achieving long-term, sustainable growth and increasing stockholder value. Our compensation programs for executive officers are designed to maintain these commitments and encourage strong financial performance on an annual and longer-term basis. The principal elements of the compensation structure for the Chief Executive Officer and other executive officers are base salary, performance bonus awards, certain fringe benefits, and long-term compensation consisting primarily of stock options.

        In order to maintain the effectiveness of our current executive compensation structure, the Compensation Committee annually reviews the reasonableness of executive compensation levels using public information about comparable companies within our industry, taking into account individual performance as well as the Company's growth and profitability. In making such determinations, the Compensation Committee reviews the nature and scope of each executive officer's responsibilities as well as his or her effectiveness in supporting our long-term goals. The Compensation Committee attempts to set levels of salary, bonus, and other compensation at levels that will attract, motivate, and retain superior executive talent in a highly competitive environment. The Compensation Committee has retained The Hay Group, a compensation consulting firm, to advise it on compensation matters.

Annual Compensation

        The Compensation Committee annually reviews and establishes the base salaries of executive officers, including the Chief Executive Officer. In making these determinations, the Compensation Committee considers various factors such as the executive's employment agreement with the Company, the executive's performance and responsibilities, leadership, years of experience, competitive salaries within the marketplace, and the executive's total compensation package. Annual salary increases are effective each year on March 1.

Annual Performance Bonuses

        The annual performance bonus for executive officers consists of a cash bonus payment based upon both the Company's growth and profitability and individual executive performance, in accordance with the Company's Amended and Restated Annual Incentive Compensation Plan. Each year, the Compensation Committee approves EBITDA (Earnings Before Interest, Taxes, Depreciation, and Amortization) targets for the Company and sets bonus targets for each of the named executive officers. The Compensation Committee approves annual bonuses for all eligible Employees, including the executive officers of the Company, based on whether the pre-approved EBITDA targets were met and whether any other pre-established performance criteria set by the Compensation Committee were achieved. Pursuant to our Amended and Restated Annual Incentive Compensation Plan, the

Compensation Committee may revise the established performance criteria and establish new performance criteria.

Long-Term Compensation

        In order to ensure that the interests of management are aligned with maximizing stockholder value, the Compensation Committee provides and maintains a long-term equity incentive program.

        The Compensation Committee has the authority to issue equity awards under the Company's 2003 Equity Incentive Plan. Under the plan, the Compensation Committee may award incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, unrestricted stock, stock deliverable on a deferred basis, performance-based stock awards, and cash payments intended to defray the cost of awards. Participation in the plan is limited to those key Employees and other persons who are recommended by management and approved by the Compensation Committee. Under the plan, the maximum number of shares for which awards may be granted to any participant in any year, and the maximum number of shares deliverable to any participant through other awards for any year, is in each case limited to 4,000,000 shares per participant. The limit on shares available under the plan, the individual limits, and other award terms are subject to adjustment to reflect stock splits or stock dividends, combinations, and certain other events. The plan also includes provisions concerning the treatment of awards upon the termination of service of an individual Employee, and in the case of a merger or similar corporate transaction by the Company.

        Three types of stock options are currently outstanding under the plan: basic stock options, performance stock options, and rollover stock options. Basic stock options vest ratably over a five-year period, but immediately vest upon a change in control, as defined. Performance stock options were originally subject to performance criteria that have since been met. As a result, performance stock options now vest ratably over a five-year period, but immediately vest upon a change in control, as defined. Rollover stock options are fully vested stock options that were issued prior to August 15, 2001. There are 1,230,245 Basic, 1,319,619 Performance, and 1,123,035 Rollover stock options outstanding under the plan, and total ungranted stock options of 224,205 as of January 1, 2005, which will be increased to 1,624,205 if Proposal Number Two is approved.

Compensation of Chief Executive Officer

        During fiscal 2004, our CEO, Frederick J. Rowan, II, received a base annual salary of $800,000, which represents a 12% increase over the annual base salary paid to him during fiscal 2003. Mr. Rowan also participated in the annual incentive bonus program discussed above pursuant to which he received $2.1 million (compared to $896,250 in fiscal 2003) primarily based upon the attainment of specified EBITDA performance levels by the Company for fiscal 2004 and execution of short and long-term strategic goals and leadership objectives. Mr. Rowan also received specified fringe benefits, including a defined Supplemental Executive Retirement Plan, health and disability insurance, life insurance sufficient to cover 250% of his base salary, and an automobile allowance. Such other compensation totaled approximately $597,057 in fiscal 2004.

Internal Revenue Code Section 162(m)

        Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the deductibility of executive compensation paid by a publicly-held company to $1,000,000 per individual Employee per year. This limitation generally does not apply to performance-based compensation under a plan that is approved by the stockholders of a company that also meets certain other technical requirements. The Compensation Committee intends to utilize performance-based compensation programs that meet the deductibility requirements under Section 162(m). However, the Compensation Committee also realizes that in order to attract and retain individuals with superior talent, the possibility exists that individual exceptions may occur.

Submitted by the Compensation Committee
Mr. Paul Fulton, Chairman Mr. Bradley M. Bloom Ms. Elizabeth A. Smith
February 18, 2005

Compensation Committee Interlocks and Insider Participation

        Mr. Bloom serves on our Compensation Committee. Mr. Bloom also held the non-executive office of Vice President of our Company but resigned in August 2002. We did not compensate Mr. Bloom for his service as Vice President. None of our executive officers serves as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving on our Board or the Compensation Committee.

STOCKHOLDER RETURN PERFORMANCE SUMMARY*

        The graph below compares the cumulative total stockholder return on the Company's common stock against the cumulative total return of the S&P 500 Index and the S&P Apparel Retail Index.

*
$100 invested in Carter's, Inc. or the S&P 500 Index on October 24, 2003 or in the S&P Apparel Retail Index on September 30, 2003 including reinvestment of dividends through December 31, 2004.

        Carter's, Inc.'s common stock was first offered publicly at $19.00 per share on October 24, 2003 and first traded at $24.05 per share. The above chart reflects the closing price of $24.65 per share on October 24, 2003, our first day of trading on the New York Stock Exchange.

PROPOSAL NUMBER TWO
APPROVAL OF THE AMENDED AND RESTATED
2003 EQUITY INCENTIVE PLAN

        On May 14, 2004, the Board adopted and the stockholders approved the 2003 Equity Incentive Plan ("the Existing Plan"), which provides that 4,344,196 shares may be delivered in satisfaction of awards granted under the Existing Plan. When adopted and approved on May 14, 2004, there were 218,563 shares available for grant under the Existing Plan. As of January 1, 2005, 224,205 shares of stock were available for issuance under the Existing Plan. The Compensation Committee, Board of Directors, and the Company's management believe it is in the best interest of the Company and its stockholders to adopt the Amended and Restated 2003 Equity Incentive Plan (the "Plan"). The material modifications to the Existing Plan include: increasing the maximum number of shares of stock available under the Plan by 1,400,000 shares from 4,344,196 shares to 5,744,196 shares, with no more than 630,000 of such additional shares able to be used for awards other than stock options; limiting the exercise price of stock options and stock appreciation rights to the fair market value of the Company's stock on the date of grant; reducing the number of shares for which stock options may be granted to any individual or which can be subject to stock appreciation rights granted to any individual in any calendar year from 4,000,000 to 1,000,000; prohibiting the reduction of the exercise price of any stock option or stock appreciation right through re-pricing other than in accordance with the applicable stockholders approval requirements of the NYSE; and limiting those to whom grants under the Plan can be made to Employees and Directors. These modifications and the following description are summaries of the material features of the Plan but may not contain all the information you may wish to know. We encourage you to review the entire text of the Plan which is attached hereto as Appendix A. The Plan is not required to be qualified under Section 401 of the Internal Revenue Code of 1986 ("the Code") nor is it subject to the provisions of the Employee Retirement Income Security Act of 1974. The Compensation Committee has recommended and the Board of Directors has approved the Amended and Restated 2003 Equity Incentive Plan.

        The Company intends to file a registration statement under the Securities Act covering all shares of common stock reserved for issuance under the Plan. The registration statement is expected to be filed as soon as practicable after approval of the Plan.

Summary of the Amended and Restated 2003 Equity Incentive Plan

        Purpose.    The Plan enhances the Company's ability to continue to attract and retain able key Employees and Directors, reward such individuals for their contributions, and encourage such individuals to take into account the long-term interests of the Company and its subsidiaries. To this end, the Plan permits us to grant a variety of stock and cash-based awards and related benefits, including stock options, stock appreciation rights, restricted or unrestricted stock awards, promises to deliver stock in the future, rights to receive cash or stock-based on performance, and cash grants or loans made in connection with other awards.

        Administration.    The administrator is the Compensation Committee of the Board of Directors. The administrator will set the terms of all awards including the exercise price for awards that have one. Subject only to the limitations provided in the Plan, the administrator has discretionary authority to interpret the Plan; determine eligibility for and grant awards; determine, modify, or waive the terms and conditions of any award; prescribe forms, rules, and procedures; and otherwise do all things necessary to carry out the purposes of the Plan. In the case of any award intended to be eligible for the performance-based compensation exception under Section 162(m), the administrator intends to exercise its discretion under the Plan so as to qualify the award for that exception. Determinations of the administrator made under the Plan are conclusive and bind all parties.

        Eligibility and Participation.    Key Employees and Directors who, in the opinion of the Plan's administrator, are in a position to make a significant contribution to the success of the Company and its subsidiaries will be eligible to receive awards under the Plan. Fifty people currently participate in the Plan to the extent scheduled for an award under the Plan.

        Effective Date and Term.    Our Equity Incentive Plan was originally adopted on August 15, 2001 and was approved by stockholders on August 15, 2001. The provisions of the Existing Plan were approved by the stockholders and the Board on October 10, 2003 prior to our initial public offering and subsequently at our Annual Meeting of Stockholders on May 14, 2004. The effective date of the Plan, if Proposal Number Two is approved, will be May 12, 2005, the date of our Annual Meeting. Although the number of shares that may be granted under the Plan is limited, as described below, there is no time limit on the duration of the Plan itself. However, no incentive stock options may be granted under the Plan after August 15, 2011.

Shares Subject to the Plan

        Number of Shares.    If Proposal Number Two is approved, the aggregate maximum number of shares of common stock that may be delivered in satisfaction of awards under the Plan will be increased by 1,400,000 shares to 5,744,196, subject to adjustment in the event of certain changes in our capitalization as described below. Of the 1,400,000 newly authorized shares, no more than 630,000 shares shall be able to be used for awards other than stock options. As of March 15, 2005, the total number of shares of common stock underlying the awards granted under the Existing Plan was 3,585,734, and the price per share of our common stock on the same date was $40.69. If any award granted under the Plan terminates before it is fully exercised, or upon exercise is satisfied other than by delivery of stock, the number of shares as to which such award was not exercised shall be available for future grants. The maximum number of shares that may be issued under the Plan represents approximately 15.2% of the total number of shares of our common stock outstanding on March 15, 2005 and 20.2% if Proposal Number Two is approved, excluding treasury shares.

        Adjustments to Awards.    In the event of a stock dividend, stock split, or combination of shares (including a reverse stock split), recapitalization or other change in our capital structure, the administrator will make appropriate adjustments to the maximum number of shares that may be delivered under the Plan and to the maximum share limits on awards to individual participants. The administrator will also make appropriate adjustments to the number and kind of shares of stock or securities subject to awards then outstanding or subsequently granted, any exercise prices relating to awards, and any other provision of awards affected by such change. The administrator may also make the adjustments described above to take into account distributions to stockholders other than stock dividends or normal cash dividends, material changes in accounting practices or principles, extraordinary dividends, mergers, consolidations, acquisitions, dispositions or similar transactions involving the Company's stock, or any other event, if it determines that adjustments are appropriate to avoid distortion in the operation of the Plan and to preserve the value of awards made under the Plan.

        Shares to be Delivered.    Shares delivered under the Plan will be authorized but unissued common stock, or previously issued common stock that we acquire and hold in our treasury. No fractional shares will be delivered under the Plan.

        Section 162(m) Limits and Requirements.    The maximum number of shares for which stock options may be granted to any person in any calendar year and the maximum number of shares subject to stock appreciation rights granted to any person in any calendar year will each be 1,000,000, subject to adjustments in the event of changes in our capitalization as described above. The maximum benefit that may be paid to any person under other awards in any calendar year will be, to the extent paid in shares, 1,000,000 shares (or their value in dollars), subject to adjustments in the event of changes in our capitalization as described above, and, with respect to any cash grant made in connection with a related award to defray the cost of the award to a participant, only the amount necessary to defray all or part of the cost of the related award to the participant.

        In the case of any performance award intended to qualify as performance-based for the purposes of Section 162(m), the Plan and such award will be construed so as to qualify the award for such exception. With respect to performance awards, the administrator will pre-establish, in writing, specific performance criteria no later than 90 days after the start of the period of performance (or at an earlier time if necessary to qualify the award as performance-based under Section 162(m)). The performance criteria shall serve as a condition to the grant, vesting, or payment of the performance award, as determined by the administrator. The performance criteria pre-established by the administrator will be an objectively determinable measure of performance relating to any or any combination of the following (determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis, or in combinations thereof): sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; sales of particular products or services; customer acquisition or retention; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; or recapitalizations, restructurings, financings (issuance of debt or equity), or refinancings. A performance criterion measure determined by the administrator need not be based upon an increase, a positive or improved result, or avoidance of loss. Prior to the grant, vesting, or payment of the performance award, as the case may be, the administrator will determine whether the performance criteria have been attained and such determination will be conclusive. If the performance criteria are not attained, no other award will be provided in substitution of the performance award. The provisions of this paragraph will not apply to an award that consists of a stock option or stock appreciation right that was granted with an exercise price not less than the fair market value of the underlying stock on the date of grant.

Awards

        Stock Options.    The administrator may from time to time award stock options to any participant subject to the limitations described above. Stock options give the holder the right to purchase shares of our common stock within a specified period of time at a specified price and subject to other terms and conditions. Two types of stock options may be granted under the Plan: incentive stock options, or "ISOs," which are subject to special tax treatment as described below, and non-statutory options. As indicated above, eligibility for ISOs is limited to our Employees. The expiration date of an ISO cannot be more than ten years after the date of the original grant. The expiration date of a non- statutory option is determined in the discretion of the administrator. The exercise price of any option granted under the Plan cannot be less than the fair market value of the underlying stock on the date of grant. The administrator also determines all other terms and conditions related to the exercise of a stock option, including the consideration to be paid, if any, for the grant of the stock options, the time at which stock options may be exercised, and conditions related to the exercise of stock options.

        Stock Appreciation Rights.    The administrator may grant stock appreciation rights under the Plan. A stock appreciation right entitles the holder upon exercise to receive common stock equal in value to the excess of the fair market value of the shares of stock subject to the right over the fair market value of such shares on the date of grant.

        Stock Awards; Deferred Stock.    The Plan provides for awards of nontransferable shares of restricted common stock, as well as unrestricted shares of common stock. Awards of restricted and unrestricted stock may be made in exchange for past services or other lawful consideration. Generally, awards of restricted stock are subject to the requirement that the shares be forfeited or resold to us unless specified conditions are met. Other awards under the Plan may also be settled with restricted stock. The Plan also provides for deferred stock grants entitling the recipient to receive shares of common stock in the future on such conditions as the administrator may specify.

        Performance Awards.    The administrator may also make awards subject to the satisfaction of specified performance criteria. The performance criteria used in connection with a particular performance award will be determined by the administrator. In the case of performance awards intended to qualify for exemption under Section 162(m), limits and requirements described above under "162(m) Limits and Requirements" will apply.

        Non-Transferability.    No award may be transferred other than by will or by the laws of descent and distribution, and during a participant's lifetime an award may be exercised only by the participant; provided, however, that the foregoing does not prohibit any transfer of an award of unrestricted stock or, for periods after restricted stock ceases to be subject to restrictions requiring that it be redeemed or offered for sale to the Company if specified conditions are not satisfied, awards of restricted stock.

        Effect, Discontinuance, Cancellation, Amendment, and Termination.    Neither adoption of the Plan nor the grant of awards to a participant shall affect our right to make awards to such participant that are not subject to the Plan, to issue shares to such participant as a bonus or otherwise, or to adopt other plans or compensation arrangements under which shares may be issued.

        The administrator may at any time discontinue granting awards under the Plan. With the consent of the participant, the administrator may at any time cancel an existing award in whole or in part and grant another award for such number of shares as the administrator specifies. The administrator may, but shall not be obligated to, at any time amend the Plan or any outstanding award for the purpose of satisfying the requirements of Section 409A or Section 422 of the Code, or of any changes in applicable laws or regulations or for any other purpose that may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of awards. However, except to the extent expressly required by the Plan, no such amendment will adversely affect the rights of any participant (without his or her consent) under any award previously granted, nor will such amendment, without the approval of the stockholders, effectuate a change for which stockholder approval is required under the listing standards of the NYSE or in order for the Plan to continue to qualify for the award of incentive stock options under Section 422 of the Code.

        Federal Tax Effects.    The following discussion summarizes certain Federal income tax consequences of the grant and exercise of stock options under the Plan, based on the Federal income tax laws in effect on the date of this proxy statement. The summary does not purport to be a complete description of Federal tax consequences that may be associated with the Plan, nor does it cover state, local, or non-United States taxes.

        Incentive Stock Options.    In general, an optionee realizes no taxable income upon the grant of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the optionee. With certain exceptions, if a disposition of shares purchased under an ISO occurs within two years from the date of grant or within one year after exercise, the so-called "disqualifying" disposition results in ordinary income to the optionee (and a deduction available to us) equal to the excess of the fair market value of the shares at the time of exercise over the exercise price. Any additional gain recognized on the disposition is treated as a capital gain for which we are not entitled to a deduction. If the optionee does not dispose of the shares until after the expiration of these one- and two-year holding periods, any gain or loss recognized upon a subsequent sale is treated as a long-term capital gain or loss for which we are not entitled to a deduction.

        Non-Statutory Options.    In general, an optionee realizes no taxable income at the time of the grant of a non-statutory option, but realizes ordinary income in connection with the exercise of the option in an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price. A corresponding deduction is available to us. Any gain or loss recognized upon a subsequent sale or exchange of the shares is treated as a capital gain or loss for which we are not entitled to a deduction.

        ISOs are treated as non-statutory stock options to the extent they first become exercisable by an individual in any calendar year for shares having an aggregate fair market value (determined as of the date of grant) in excess of $100,000. In general, ISOs are also treated as non-statutory options to the extent that they are exercised by the optionee more than three months after termination of employment.

        Under the so-called "golden parachute" provisions of the Internal Revenue Code, options that are granted or that vest in connection with a change in control of the Company may be required to be valued and taken into account in determining whether the participant has received payments in the nature of compensation that are contingent on the change in control in excess of certain limits. If these limits are exceeded the excess may be subject to an additional 20% Federal tax and may be nondeductible to us.

        2003 Equity Incentive Plan Benefits.    The future benefits or amounts that would be received under the 2003 Equity Incentive Plan by executive officers, non-executive Directors, and non-executive officer Employees are discretionary and are therefore not determinable at this time. In addition, the benefits or amounts which would have been received by or allocated to such persons under the Plan during the last completed fiscal year in which the Plan was in effect cannot be determined.

The foregoing is only a summary of the Amended and Restated 2003 Equity Incentive Plan, a copy of which is attached hereto as Appendix A.

Our Board recommends a vote FOR the approval of the Amended and Restated 2003 Equity Incentive Plan.

Vote Required

        If a quorum is present, the approval of the Amended and Restated 2003 Equity Incentive Plan requires the affirmative vote of the holders of a majority of the shares of common stock present or represented at the meeting and entitled to vote on such proposal. Votes may be cast in favor of or withheld with respect to Proposal Number Two. Votes that are withheld will be counted toward a quorum, but will be excluded entirely from the tabulation of votes and, therefore, will not affect the outcome of the vote on this proposal.

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information about the Company's equity compensation plan as of the end of its last fiscal year:

Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, restricted stock awards, and rights	Weighted average exercise price of outstanding options, warrants, restricted stock awards, and rights	Number of securities remaining available for future issuance under the equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by security holders (1)	3,675,934	$7.99	224,205
Equity compensation plans not approved by security holders	—	—	—

Total	3,675,934	$7.99	224,205

(1)
Represents stock options that are outstanding or that are available for future issuance pursuant to Carter's, Inc.'s 2003 Equity Incentive Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In January 2000, we issued a loan to Frederick J. Rowan, II, our Chairman and Chief Executive Officer, in the amount of $4.3 million, the proceeds of which were used by Mr. Rowan to repay a previous loan from us in the amount of $1.5 million. On July 12, 2001, a special purpose entity formed by Berkshire Partners entered into a stock purchase agreement with Carter's, Inc. and all of Carter's, Inc.'s stockholders to acquire substantially all of the stock of Carter's, Inc. except for some equity interests held by our management (the "Acquisition"). In connection with the Acquisition, we amended the terms of this loan. Neither the original loan or the amended loan was issued in connection with the purchase of Carter's, Inc.'s common stock. As amended, the $4.3 million loan is payable in annual installments of $600,000 commencing on March 31, 2003, and thereafter on each anniversary thereof until such principal amount and all accrued and unpaid interest thereon has been repaid. In December 2002, Mr. Rowan made a voluntary payment of $1.5 million on this obligation. The loan is payable upon demand and is collateralized by his equity in Carter's. The loan bears interest at the average rate payable by us under the revolving loan facility. The loan is prepayable with proceeds of any disposition of Mr. Rowan's pledged stock in Carter's. The highest outstanding balance under Mr. Rowan's loan during fiscal 2004 was $3.4 million. As of January 1, 2005, the outstanding balance of this obligation, including interest accrued thereon, is $2.9 million.

        Our stockholders agreement provides investment funds affiliated with Berkshire Partners the right to require us to file registration statements covering the public offering of our common stock owned by them at any time and provides the other stockholders party to that agreement with the right to include a portion of their shares in a public offering being registered by the Company.

        On November 4, 2004, Elizabeth A. Smith was granted 3,035 shares of restricted stock. We did not receive any proceeds in connection with this transaction.

        One of our Directors, Paul Fulton, is a member of the Board of Directors of Bank of America Corporation. Bank of America, as successor to Fleet National Bank, is the administrative agent and a party to our senior credit facility dated August 15, 2001.

REPORT OF THE AUDIT COMMITTEE

        The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Exchange Act of 1933 or the Securities Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

        The Audit Committee (the "Committee") is currently composed of three independent Directors as defined by New York Stock Exchange listing standards and operates in accordance with a written charter adopted by the Board of Directors, which the Committee reviews at least annually. The Committee is responsible for the oversight of the quality and integrity of the Company's financial reporting, internal controls, and audit functions. The Board of Directors has made a determination that all of the Committee's members qualify as "audit committee financial experts," as defined by the Securities and Exchange Commission ("SEC"). The Committee appoints and oversees the Company's Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP ("PwC"), and in doing so, reviews the independence, qualifications, and performance of the Independent Registered Public Accounting Firm.

        The Company's management has primary responsibility for the preparation, presentation, and integrity of the Company's financial statements; complying with accounting and financial reporting principles; establishing, maintaining, and evaluating the effectiveness of the Company's disclosure controls and procedures; and establishing, maintaining, and evaluating the effectiveness of the Company's internal controls over financial reporting. PwC is responsible for expressing an opinion on the conformity of the Company's audited consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, as well as expressing an opinion on (i) management's assessment of the effectiveness of internal control over financial reporting and (ii) the effectiveness of internal control over financial reporting.

        The Committee met on a number of occasions during fiscal 2004 to discuss, among other things, the objectivity of the Company's financial results, the adequacy of internal controls over financial reporting, and other implications of the Sarbanes-Oxley Act of 2002. The Committee met with the Company's Chief Financial Officer, Vice President of Finance, Vice President of Corporate Compliance, and PwC, prior to the public release of the Company's quarterly and annual earnings releases in order to discuss the financial information contained in the announcements. During fiscal 2004, management advised the Committee that each set of financial statements it reviewed had been prepared in accordance with generally accepted accounting principles in the United States of America, and management reviewed significant accounting policies and disclosure items with the Committee. The Committee met privately on a number of occasions with both PwC and the internal auditors, each of whom has unrestricted access to the Committee.

        During fiscal 2004, in accordance with the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002, management completed the documentation, testing, and evaluation of the Company's system of internal control over financial reporting. The Committee provided oversight during the compliance process. To facilitate this oversight, management and PwC provided the Committee with periodic updates at each Committee meeting. At the conclusion of the process, management reviewed with the Committee its report on the effectiveness of the Company's internal control over financial reporting as contained in the Company's annual report on Form 10-K. PwC also reviewed with the Committee its Report of Independent Registered Public Accounting Firm relating to its audit of (i) the consolidated financial statements, (ii) management's assessment of the effectiveness of internal control over financial reporting, and (iii) the effectiveness of internal control over financial reporting.

        We obtained from PwC, a formal written letter describing all relationships between the Independent Registered Public Accounting Firm and the Company that might bear on the Independent

Registered Public Accounting Firm's independence, consistent with Independence Standards Board Statement No. 1, "Independence Discussions with Audit Committees," as amended. We also discussed with the Independent Registered Public Accounting Firm any relationships that may affect their objectivity and independence. After such discussion and review, we concluded that the Independent Registered Public Accounting Firm's provision of non-audit services was compatible with their independence requirements.

        We discussed and reviewed with the Independent Registered Public Accounting Firm communications required by generally accepted auditing standards, as described in the Codification of Statements on Auditing Standards No. 61, as amended, "Communication with Audit Committees," Public Company Accounting Oversight Board Auditing Standard No. 2, "An Audit of Internal Control Over Financial Reporting Performed in Conjunction with an Audit of Financial Statements," Statements on Auditing Standards No. 99, "Consideration of Fraud in a Financial Statement Audit," and SEC rules discussed in Final Releases Nos. 33-8183 and 33-8183a. Additionally, with and without management present, the Committee discussed and reviewed the results of the Independent Registered Public Accounting Firm's examination of the consolidated financial statements.

        Based on these reviews and discussions with management and the Independent Registered Public Accounting Firm, we recommend to the Board of Directors that the Company's audited consolidated financial statements be included in its annual report on Form 10-K for the fiscal year ended January 1, 2005 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee
Mr. David Pulver, Chairman Mr. Paul Fulton Mr. Thomas Whiddon
March 14, 2005

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        PricewaterhouseCoopers LLP has been selected by the Board as the Independent Registered Public Accounting Firm of the Company for the current fiscal year. A representative of the Independent Registered Public Accounting Firm is expected to be present at the meeting. The representative will have the opportunity to make a statement and will be available to respond to appropriate questions.

        The Audit Committee has also adopted policies and procedures for pre-approving all non-audit work performed by PricewaterhouseCoopers LLP. The Audit Committee has pre-approved the use of PricewaterhouseCoopers LLP for specific types of services that fall within categories of non-audit services including various tax services. In advance of its regularly scheduled meetings, the Audit Committee receives updates as to the fees associated with the services subject to general pre-approval. Services that do not fall within a pre-approved category require specific consideration and pre-approval by the Audit Committee.

AUDIT AND NON-AUDIT FEES

        The aggregate fees that the Company incurred for professional services rendered by PricewaterhouseCoopers LLP for the fiscal years ended January 1, 2005 and January 3, 2004 were:

	2004	2003
Audit Fees	$869,556	$575,473
Audit Related Fees	56,897	36,165
Tax Fees	147,555	133,800
All Other Fees	3,000	54,446

Total Fees	$1,077,008	$799,884

  •
  Audit Fees for the fiscal years ended 2004 and 2003 were for professional services rendered for the audits of the consolidated financial statements of the Company, an audit of internal control over financial reporting in fiscal 2004, reviews of quarterly results, foreign statutory audit fees, issuance of comfort letters, assistance with review of documents filed with the SEC, including the Form S-1, and related out-of-pocket expenses.

  •
  Audit Related Fees for the fiscal years ended 2004 and 2003 were for assurance services related to employee benefit plan audits and related out-of-pocket expenses.

  •
  Tax Fees for the fiscal years ended 2004 and 2003 were for services related to tax consultation and compliance, special projects, and related out-of-pocket expenses.

  •
  All Other Fees for the fiscal years ended 2004 and 2003 were primarily for a software license and actuarial services related to the Company's long-term benefit plans in fiscal 2003.

OTHER MATTERS

        As of the date of this proxy statement, we know of no business that will be presented for consideration at the Annual Meeting, other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

APPENDIX A

CARTER'S, INC.
AMENDED AND RESTATED 2003 EQUITY INCENTIVE PLAN

1.     Definitions.

        Exhibit A, which is incorporated by reference, defines the terms used in the Plan and sets forth certain operational rules related to those terms.

2.     Purpose.

        The purpose of this amended and restated Plan is to advance the interests of the Company by enhancing the ability of the Company and its subsidiaries to attract and retain able Employees and Directors; to reward such individuals for their contributions; and to encourage such individuals to take into account the long-term interests of the Company and its subsidiaries by providing for the grant to Participants of Stock-based incentive Awards.

3.     Administration.

        The Administrator has discretionary authority, subject only to the express provisions of the Plan, to interpret the Plan; determine eligibility for and grant Awards; determine, modify or waive the terms and conditions of any Award; prescribe forms, rules and procedures; and otherwise do all things necessary to carry out the purposes of the Plan. In the case of any Award intended to be eligible for the performance-based compensation exception under Section 162(m), the Administrator will exercise its discretion consistent with qualifying the Award for that exception. Determinations of the Administrator made under the Plan will be conclusive and will bind all parties.

4.     Effective Date and Term of Plan.

        The Plan was originally adopted on August 15, 2001 and was approved by stockholders on August 15, 2001. The Plan was amended, restated and renamed on October 10, 2003, and approved by stockholders on October 10, 2003, prior to the Company's initial public offering, and subsequently at the Company's 2004 annual meeting of stockholders on May 14, 2004. The provisions of this amendment and restatement of the Plan, including without limitation the increase in the number of shares available to be delivered under Awards, shall become effective on the date on which this amendment and restatement is approved by the stockholders of the Company. Except as hereinafter provided, any Award made prior to stockholder approval of the amendment and restatement set forth herein shall be subject to the terms of the Plan as in effect prior to such amendment and restatement. Notwithstanding the foregoing, an Award may be made under the terms of this amendment and restatement of the Plan but prior to stockholder approval of such amendment and restatement if the Award is conditioned upon such approval.

        No ISOs may be granted under the Plan after August 15, 2011.

5.     Shares Subject to the Plan.

  (a)
  Number of Shares.    The aggregate maximum number of shares of Stock that may be delivered in satisfaction of Awards under the Plan shall be 5,744,196. For the avoidance of doubt, if any Award granted under the Plan terminates without having been exercised in full, or upon exercise is satisfied other than by delivery of Stock, the number of shares of Stock as to which such Award was not exercised shall be available for future grants. In no event shall more than 630,000 of the 1,400,000 additional shares authorized by this amendment and restatement be used for Awards other than Stock Options. For the avoidance of doubt, all of the shares of

    Stock available for delivery under Awards issued under the Plan immediately prior to the effective date of this restatement shall remain available for delivery under any type of Award granted under the Plan.

  (b)
  Shares to be Delivered.    Stock delivered under the Plan shall be authorized but unissued Stock, or if the Administrator so decides in its sole discretion, previously issued Stock acquired by the Company and held in its treasury. No fractional shares of Stock shall be delivered under the Plan.

  (c)
  Section 162(m) Limits.    The maximum number of shares of Stock for which Stock Options may be granted to any person in any calendar year and the maximum number of shares of Stock subject to SARs granted to any person in any calendar year will each be 1,000,000. The maximum benefit that may be paid to any person under other Awards in any calendar year will be, to the extent paid in shares, 1,000,000 shares (or their value in dollars), and, with respect to any cash Award made in connection with a related Award pursuant to paragraph (vii) under the definition of "Award" in Appendix A, an amount not to exceed the amount necessary to defray in whole or in part the cost (including tax cost) of the related Award to the Participant. The Plan and Awards hereunder made to Covered Employees (as such term is defined in Section 162(m)) are intended to satisfy Section 162(m) and shall be construed in accordance with that intention.

6.     Eligibility and Participation.

        Persons eligible to receive Awards under the Plan shall be such Employees and Directors selected by the Administrator. Eligibility for ISOs is limited to Employees of the Company or of a "parent corporation" or a "subsidiary corporation" of the Company as those terms are defined in Section 424 of the Code.

7.     Terms and Conditions of Awards.

  (a)
  All Awards.

          (i)    Award Provisions.    The Administrator will determine the terms of all Awards, subject to the limitations provided herein.

          (ii)    Transferability.    No Award may be transferred other than by will or by the laws of descent and distribution, and during a Participant's lifetime an Award may be exercised only by him or her; provided, however, that the foregoing provisions shall not prohibit the transfer of an Award of Unrestricted Stock or, for periods after Restricted Stock ceases to be subject to restrictions requiring that it be redelivered or offered for sale to the Company if specified conditions are not satisfied, Restricted Stock.

          (iii)    Vesting, Etc.    An Award will vest or become exercisable at such time or times and upon such conditions as the Administrator shall specify. Without limiting the foregoing, the Administrator may at any time accelerate the vesting or exercisability of all or any part of an Award.

          (iv)    Taxes.    The Administrator will make such provision for the withholding of taxes as it deems necessary. The Administrator may, but need not, hold back shares of Stock from an Award or permit a Participant to tender previously owned shares of Stock (which in the case of Stock acquired from the Company shall have been owned by the Participant for such minimum time, if any, as the Administrator may determine) in satisfaction of tax withholding requirements (but not in excess of the minimum withholding required by law).

          (v)    Dividend Equivalents, Etc.    The Administrator may provide for the payment of amounts in lieu of cash dividends or other cash distributions with respect to Stock subject to an Award.

          (vi)    Section 162(m).    Except as hereinafter provided, this Section 7(a)(vi) applies to any Performance Award intended to qualify as performance-based for the purposes of Section 162(m). In the case of any Performance Award to which this Section 7(a)(vi) applies, the Plan and such Award will be construed to the maximum extent permitted by law in a manner consistent with qualifying the Award for such exception. With respect to such Performance Awards, the Administrator will pre-establish, in writing, one or more specific Performance Criteria no later than 90 days after the commencement of the period of service to which the performance relates (or at such earlier time as is required to qualify the Award as performance-based under Section 162(m)). The Performance Criteria so established shall serve as a condition to the grant, vesting or payment of the Performance Award, as determined by the Administrator. Prior to grant, vesting or payment of the Performance Award, as the case may be, the Administrator will certify whether the Performance Criteria have been attained and such determination will be final and conclusive. If the Performance Criteria with respect to the Award are not attained, no other Award will be provided in substitution of the Performance Award.

  (b)
  Awards Requiring Exercise.

          (i)    Time and Manner of Exercise of Awards.    Any exercise of an Award shall be in writing, signed by the proper person and furnished to the Company, accompanied by (A) such documents as may be required by the Administrator and (B) payment in full as specified below. A Stock Option shall be exercisable during such period or periods as the Administrator may specify. The latest date on which a Stock Option may be exercised shall be the Expiration Date.

          (ii)    Exercise Price.    The Exercise Price shall be determined by the Administrator, but shall not be less than 100% of the Fair Market Value at the time the Stock Option or SAR is granted; nor shall the Exercise Price be less, in the case of an original issue of authorized stock, than par value. No such Award, once granted, may be re-priced (which includes both a lowering of the Exercise Price and the cancellation of an outstanding Stock Option or SAR accompanied by the grant of a replacement Award of the same or a different type) other than in accordance with the applicable stockholder approval requirements of the New York Stock Exchange (or the rules of such other market in which the shares of the Company's stock then are listed). In no event shall the Exercise Price of an ISO granted to a ten-percent stockholder be less than 110% of the Fair Market Value at the time the Stock Option is awarded. For this purpose, "ten-percent stockholder" shall mean any Participant who at the time of grant owns directly, or by reason of the attribution rules set forth in Section 424(d) of the Code is deemed to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its parent or subsidiary corporations.

          (iii)    Term.    The Administrator shall determine the term of each Stock Option and SAR, provided that in no event shall such term extend beyond the Expiration Date.

          (iv)    Payment of Exercise Price.    Stock purchased upon exercise of a Stock Option under the Plan shall be paid for as follows: (i) in cash, by check acceptable to the Administrator (determined in accordance with such guidelines as the Administrator may prescribe), or by money order payable to the order of the Company, or (ii) if so permitted by the Administrator, (A) through the delivery of shares of Stock (which, in the case of Stock acquired from the Company, shall have been held for at least six months unless the Administrator approves a shorter period) having a Fair Market Value on the last business day preceding the date of exercise equal to the exercise price, (B) through a broker-assisted exercise program acceptable to the Administrator, (C) by other means acceptable to the administrator or (D) by any combination of the foregoing permissible forms of payment; provided, that if the Stock delivered upon exercise of the Stock Option is an original issue of authorized Stock, at least so much of the Exercise Price as represents the par value of such Stock shall be paid other than with a personal check of the person exercising the Stock Option.

          (v)    Delivery of Stock.    A Participant shall not have the rights of a stockholder with regard to Awards under the Plan except as to Stock actually received by him or her under the Plan.

          The Company shall not be obligated to deliver any shares of Stock under the Plan (i) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, (ii) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance, and (iii) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. Without limiting the generality of the foregoing, if the sale of Stock has not been registered under the Securities Act, the Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of the Securities Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

          If an Award is exercised by the executor or administrator of a deceased Participant, or by the person or persons to whom the Award has been transferred by the Participant's will or the applicable laws of descent and distribution, the Administrator shall be under no obligation to deliver Stock pursuant to exercise until the Administrator is satisfied as to the authority of the person or persons exercising the Award.

          (vi)    ISOs.    In the case of an ISO, the Administrator may require as a condition of exercise that the Participant exercising the ISO agree to inform the Company promptly of any disposition (within the meaning of Section 424(c) of the Code and the regulations thereunder) of Stock received upon exercise of the ISO.

  (c)
  Awards Not Requiring Exercise.

          Awards of Restricted Stock and Unrestricted Stock may be made in exchange for past services or other lawful consideration.

8.     Effect of Certain Transactions.

  (a)
  Mergers, Etc.

          Except as otherwise provided in an Award, in the event of a Covered Transaction in which there is an acquiring or surviving entity the following rules shall apply:

          (i)    Awards Other Than Stock Options.

            (A)  The Administrator may provide for the assumption of some or all outstanding Awards, or for the grant of new awards in substitution therefore, by the acquirer or survivor or an affiliate of the acquirer or survivor, in each case on such terms and subject to such conditions as the Administrator determines.

            (B)  In the absence of such an assumption or if there is no substitution, except as otherwise provided in the Award, each SAR and other Award requiring exercise (other than Stock Options) will become fully exercisable, and the delivery of shares of Stock issuable under each outstanding Award of Deferred Stock will be accelerated and such shares will be issued, prior to the Covered Transaction, in each case on a basis that gives the holder of the Award a reasonable opportunity, as determined by the Administrator, following exercise of the Award or the issuance of the shares, as the case may be, to participate as a stockholder in the

    Covered Transaction, and the Award will terminate upon consummation of the Covered Transaction.

            (C)  In the case of Restricted Stock, the Administrator may require that any amounts delivered, exchanged or otherwise paid in respect of such Stock in connection with the Covered Transaction be placed in escrow or otherwise made subject to such restrictions as the Administrator deems appropriate to carry out the intent of the Plan.

          (ii)    Stock Options.

            (A)  Subject to paragraph 8(a)(ii)(B) below, all outstanding Stock Options will cease to be exercisable and will be forfeited (after any payment or other consideration deemed equitable by the Administrator for the termination of any vested portion of any Award is made), as of the effective time of the Covered Transaction; provided, that the Administrator may in its sole discretion on or prior to the effective date of the Covered Transaction, (1) make any outstanding Stock Options exercisable in part or in full, (2) remove any performance or other conditions or restrictions on any Stock Options, and/or (3) in the event of a Covered Transaction under the terms of which holders of the Stock of the Company will receive upon consummation thereof a payment (whether cash, non-cash or a combination of the foregoing) for each share of such Stock surrendered in the Covered Transaction, make or provide for a payment (whether cash, non-cash or a combination of the foregoing) to the Participant equal to the difference between (A) the Fair Market Value times the number of shares of Stock subject to outstanding Stock Options (to the extent then exercisable at prices not in excess of the Fair Market Value) and (B) the aggregate Exercise Price of all such outstanding Stock Options in exchange for the termination of such Stock Options.

            (B)  With respect to an outstanding Stock Option held by a Participant who, following the Covered Transaction, will be employed by or otherwise providing services to an entity which is a surviving or acquiring entity in the Covered Transaction or an affiliate of such an entity, the Administrator may at or prior to the effective time of the Covered Transaction, in its sole discretion and in lieu of the action described in paragraph 8(a)(ii)(A) above, arrange to have such surviving or acquiring entity or affiliate assume any Stock Option held by such Participant outstanding hereunder or grant a replacement award which, in the judgment of the Administrator, is substantially equivalent to any Stock Option being replaced.

          (iii)    Other Situations.    The Administrator may grant Awards under the Plan in substitution for awards held by Employees and Directors of another corporation who concurrently become Employees or Directors of the Company or a subsidiary of the Company as the result of a merger or consolidation of that corporation with the Company or a subsidiary of the Company, or as the result of the acquisition by the Company or a subsidiary of the Company of property or stock of that corporation. The Company may direct that substitute Awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances.

  (b)
  Changes in and Distributions with Respect to the Stock.

          (i)    Basic Adjustment Provisions.    In the event of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in the Company's capital structure, the Administrator will make appropriate adjustments to the maximum number of shares that may be delivered under the Plan under Section 5(a) and to the maximum share limits described in Section 5(c), and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to Awards then outstanding or subsequently granted, any Exercise Prices relating to Awards and any other provision of Awards affected by such change, whose determination will be binding on all persons.

          (ii)    Certain Other Adjustments.    To the extent consistent with qualification of ISOs under Section 422 of the Code and with the performance-based compensation rules of Section 162(m), where applicable, the Administrator may also make adjustments of the type described in paragraph (i) above to take into account distributions to stockholders other than those provided for in Section 8(a) and 8(b)(i), material changes in accounting practices or principles, extraordinary dividends, consolidations or mergers (except those described in Section 8(a)), acquisition of stock or property, or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the Plan and to preserve the value of Awards made hereunder.

9.     Termination of Employment.

        In the case of any Award, the Administrator may, through agreement with the Participant, (including, without limitation, any stockholder agreement of the Company to which the Participant is a party) resolution, or otherwise, provide for post-termination exercise provisions different from those expressly set forth in this Section 9, including without limitation the vesting immediately prior to termination of all or any portion of an Award not otherwise vested prior to termination, and terms allowing a later exercise by a former employee or director (or, in the case of a former employee or director who is deceased, the person or persons to whom the Award is transferred by will or the laws of descent and distribution) as to all or any portion of the Award not exercisable immediately prior to termination of Employment, but in no case may an Award be exercised after the Expiration Date. If the Administrator does not otherwise provide for such provisions and if a Participant's Employment terminates prior to the Expiration Date (including by reason of death) the following provisions shall apply:

  (a)
  All Stock Options and SARs held by the Participant immediately prior to the cessation of the Participant's Employment that are not vested immediately prior to the cessation of Employment shall automatically terminate upon such cessation of Employment.

  (b)
  To the extent vested immediately prior to cessation of Employment, the Stock Option or SAR shall continue to be vested and shall be exercisable thereafter during the period prior to the Expiration Date for 60 days following such cessation (120 days in the event that a Participant's service terminates by reason of death); provided, however, that if the Participant's Employment is terminated "for Cause" as defined herein, all unvested or unexercised Awards shall terminate immediately.

  (c)
  Except as otherwise provided in an Award, after completion of the exercise period described in paragraph (b) above, the Awards described in paragraph (b) above shall terminate to the extent not previously exercised, expired, or terminated.

        No Award requiring exercise shall be exercised or surrendered in exchange for a cash payment after the Expiration Date.

10.   Employment Rights.

        Neither the adoption of the Plan nor the grant of Awards shall confer upon any Participant any right to continue as an Employee or Director of the Company or any subsidiary or affect in any way the right of the Company or a subsidiary to terminate the Participant's relationship at any time. Except as specifically provided by the Administrator in any particular case, the loss of existing or potential profit on Awards granted under this Plan shall not constitute an element of damages in the event of termination of the relationship of a Participant even if the termination is in violation of an obligation of the Company to the Participant by contract or otherwise.

11.   Effect, Discontinuance, Cancellation, Amendment, and Termination.

        Neither adoption of the Plan nor the grant of Awards to a Participant shall affect the Company's right to make awards to such Participant that are not subject to the Plan, to issue to such Participant Stock as a bonus or otherwise, or to adopt other plans or compensation arrangements under which Stock may be issued.

        The Administrator may at any time discontinue granting Awards under the Plan. With the consent of the Participant, the Administrator may at any time, subject to the limitations of the second sentence of Section 7(b)(ii), cancel an existing Award in whole or in part and grant another Award for such number of shares as the Administrator specifies. The Administrator may, but shall not be obligated to, at any time or times amend the Plan or any outstanding Award for the purpose of satisfying the requirements of Sections 409A and 422 of the Code or of any changes in applicable laws or regulations or for any other purpose that may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of Awards; provided, that except to the extent expressly required by the Plan, no such amendment shall adversely affect the rights of any Participant (without his or her consent) under any Award previously granted, nor shall such amendment, without the approval of the stockholders of the Company, effectuate a change for which stockholder approval is required under the listing standards of the New York Stock Exchange (or the rules of such other market in which the shares of the Company's Stock then are listed) or in order for the Plan to continue to qualify for the Award of incentive stock options under Section 422 of the Code.

EXHIBIT A

Definition of Terms

        The following terms, when used in the Plan, will have the meanings and be subject to the provisions set forth below:

        "Administrator":    The committee of the Board, consisting of two of more Directors, all of whom shall be "non-employee Directors" within the meaning of Rule 16b-3 under the 1934 Act and "outside Directors" within the meaning of Section 162(m). In addition, membership of the committee shall satisfy such independence or other requirements as may be imposed by the rules of the New York Stock Exchange (or the rules of such other market in which the shares of the Company's Stock then are listed). The Administrator may delegate ministerial tasks to such persons as it deems appropriate.

        "Affiliate":    Any corporation or other entity owning, directly or indirectly, 50% or more of the outstanding Stock of the Company, or in which the Company or any such corporation or other entity owns, directly or indirectly, 50% of the outstanding capital stock (determined by aggregate voting rights) or other voting interests.

        "Award":    Any or a combination of the following:

  (i)
  Stock Options;

  (ii)
  SARs;

  (iii)
  Restricted Stock;

  (iv)
  Unrestricted Stock;

  (v)
  Deferred Stock;

  (vi)
  Performance Awards; and

  (vii)
  Grants of cash made in connection with other Awards in order to help defray in whole or in part the cost (including tax cost) of the Award to the Participant.

        "Board":    The Board of Directors of the Company.

        "Cause":    The Board's determination, in its reasonable judgment, that any one or more of the following has occurred:

  (i)
  the Participant shall have been convicted of, or shall have pleaded guilty or nolo contendere to, any felony or any crime involving dishonesty or moral turpitude;

  (ii)
  the Participant shall have committed any fraud, theft, embezzlement, misappropriation of funds, breach of fiduciary duty or act of dishonesty;

  (iii)
  the Participant shall have breached in any material respect any of the provisions of any agreement between the Participant and the Company or an Affiliate;

  (iv)
  the Participant shall have engaged in conduct likely to make the Company or any of its Affiliates subject to criminal liabilities other than those arising from the Company's normal business activities; or

  (v)
  the Participant shall have willfully engaged in any other conduct that involves a breach of fiduciary obligation on the part of the Participant or otherwise could reasonably be expected to have a material adverse effect upon the business, interests or reputation of the Company or any of its Affiliates.

        "Code":    The U.S. Internal Revenue Code of 1986, as from time to time amended and in effect, or any successor statute as from time to time in effect.

        "Company":    Carter's, Inc., a Delaware corporation.

        "Covered Transaction":    Except as otherwise specifically provided in an Award Agreement, any of (i) a consolidation, merger, or similar transaction or series of related transactions in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company's then outstanding voting stock by a single person or entity or by a group of persons and/or entities acting in concert, or (ii) a sale or transfer of all or substantially all the Company's assets.

        "Deferred Stock":    An unfunded and unsecured promise to deliver Stock or other securities in the future on specified terms.

        "Employee":    Any person who is employed by the Company or an Affiliate.

        "Employment":    A Participant's employment or other service relationship with the Company and its Affiliates. Employment will be deemed to continue, unless the Administrator expressly provides otherwise, so long as the Participant is employed by, or otherwise is providing services in a capacity described in Section 6 to the Company or its Affiliates. If a Participant's employment or other service relationship is with an Affiliate and that entity ceases to be an Affiliate, the Participant's Employment will be deemed to have terminated when the entity ceases to be an Affiliate unless the Participant transfers Employment to the Company or its remaining Affiliates.

        "Exercise Price":    The price at which a share of Stock may be purchased under a Stock Option or the value an increase above which may allow Stock to be purchased under a SAR.

        "Expiration Date":    In the case of an Award requiring exercise, the date which is ten years (five years in the case of an ISO granted to anyone other than a "ten percent stockholder" as defined in Section 7(b)(ii)) from the date the Award was granted or such earlier date as may be specified by the Administrator at the time the Award is granted.

        "Fair Market Value":    The value of one share of Stock, determined as follows:

  (i)
  if the Stock is listed on a national securities exchange (such as the New York Stock Exchange) or is quoted on The NASDAQ Stock Market ("NASDAQ"), the closing price of a share of Stock on the relevant date (or, if such date is not a business day or a day on which quotations are reported, then on the immediately preceding date on which quotations were reported), as reported by the principal national exchange on which such shares are traded (in the case of an exchange) or by NASDAQ, as the case may be;

  (ii)
  if the Stock is not listed on a national securities exchange or quoted on NASDAQ, but is actively traded in the over-the-counter market, the average of the closing bid and asked prices for a share of the Stock on the relevant date (or, if such date is not a business day or a day on which the quotations are reported, then on the immediately preceding date on which quotations were reported), or the most recent date for which such quotations are reported; and

  (iii)
  if, on the relevant date, the Stock is not publicly traded or reported as described in (i) or (ii) above, the value determined in good faith in accordance with such reasonable valuation method as the Administrator may determine.

        "ISO":    A Stock Option intended to be an "incentive stock option" within the meaning of Section 422 of the Code. Each Stock Option granted pursuant to the Plan will be treated as providing by its terms that it is to be a non-incentive stock option unless, as of the date of grant, it is expressly designated as an ISO.

        "Participant":    A person who is granted an Award under the Plan.

        "Performance Award":    An Award subject to Performance Criteria. The Administrator in its discretion may grant Performance Awards that are intended to qualify for the performance-based compensation exception under Section 162(m) and Performance Awards that are not intended so to qualify.

        "Performance Criteria":    Specified criteria the satisfaction of which is a condition for the grant, exercisability, vesting or full enjoyment of an Award. For purposes of Awards that are intended to qualify for the performance-based compensation exception under Section 162(m) a Performance Criterion will mean an objectively determinable measure of performance relating to any or any combination of the following (determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; sales of particular products or services; customer acquisition or retention; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings. A Performance Criterion measure and any targets with respect thereto determined by the Administrator need not be based upon an increase, a positive or improved result or avoidance of loss.

        "Plan":    The Carter's, Inc. 2003 Amended and Restated Equity Incentive Plan, from time to time amended and in effect.

        "Restricted Stock":    An Award of Stock for so long as the Stock remains subject to restrictions requiring that it be redelivered or offered for sale to the Company if specified conditions are not satisfied.

        "Section 162(m)":    Section 162(m) of the Code.

        "SARs":    Rights entitling the holder upon exercise to receive Stock equal in value to the excess of the Fair Market Value of the shares of Stock subject to the right over the Fair Market Value of such shares of Stock on the date of grant.

        "Securities Act":    The Securities Act of 1933, as amended.

        "Stock":    Common Stock of the Company, par value $.01 per share.

        "Stock Options":    Options entitling the recipient to acquire shares of Stock upon payment of the exercise price.

        "Unrestricted Stock":    An Award of Stock not subject to any restrictions under the Plan.

Invitation to Carter's, Inc.
2005 Annual Meeting of Stockholders

Carter's Inc. will conduct its Annual Meeting of Stockholders on Thursday, May 12, 2005, at 9 a.m.

The meeting will be held at the Atlanta History Center, 130 West Paces Ferry Road NW, Atlanta, Georgia 30305.

You are cordially invited to join us for refreshments prior to the Annual Meeting, beginning at 8:30 a.m. The meeting will convene promptly at 9:00 a.m.

In order to expedite your entrance into the meeting, please present this invitation at the registration desk. Invitations or proof of ownership on or prior to the record date of March 15, 2005 will be required to enter the meeting. Photo identification is also required for admission.

We look forward to your participation.

PROXY
CARTER'S INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CARTER'S, INC.
ANNUAL MEETING OF STOCKHOLDERS—MAY 12, 2005

The undersigned hereby appoints Frederick J. Rowan, II, Bradley M. Bloom, and Michael D. Casey as proxies (each with the power to act alone and with full power of substitution) to vote, as designated herein, all shares the undersigned is entitled to vote at the Annual Meeting of Stockholders of Carter's, Inc. to be held on May 12, 2005, and at any and all adjournments thereof. The proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting and any and all adjournments thereof.

Your vote on the election of Directors and the other proposal described in the accompanying Proxy Statement may be specified on the reverse side. The nominees for Class II Directors are: Frederick J. Rowan, II and Bradley M. Bloom.

IF PROPERLY SIGNED, DATED, AND RETURNED, THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE OR, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1—THE ELECTION OF ALL NOMINEES AND "FOR" PROPOSAL 2.

(Continued and to be signed on the reverse side)

[CARTER'S LOGO] 1170 PEACHTREE STREET NE SUITE 900 ATLANTA, GEORGIA 30309	VOTE BY INTERNET—www.proxyvote.com
Us the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE—1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Carter's, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CARTER'S, INC.

1.	Election of Directors: Propose the election of two Class II Directors:	For All	Withhold For All	For All Except	To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and write the nominee's number on the line below.
	Nominees:	☐	☐	☐
01) Frederick J. Rowan, II 02) Bradley M. Bloom
		For	Against	Abstain
2.	Proposal to amend and restate the 2003 Equity Incentive Plan.	☐	☐	☐

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐
HOUSEHOLDING ELECTION—Please indicate if you consent to receive certain future investor communications in a single package per household	☐	☐

Signature (PLEASE SIGN WITHIN BOX) Date	Signature (Joint Owners) Date

QuickLinks

NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS
TABLE OF CONTENTS
PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING
CORPORATE GOVERNANCE AND BOARD MATTERS
PROPOSAL NUMBER ONE ELECTION OF CLASS II DIRECTORS
SECURITIES OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
EXECUTIVE OFFICER COMPENSATION
BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
STOCKHOLDER RETURN PERFORMANCE SUMMARY
PROPOSAL NUMBER TWO APPROVAL OF THE AMENDED AND RESTATED 2003 EQUITY INCENTIVE PLAN
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
REPORT OF THE AUDIT COMMITTEE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AUDIT AND NON-AUDIT FEES
OTHER MATTERS
APPENDIX A
EXHIBIT A